Putnam
Floating Rate
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-05

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[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to present you with the first full-length shareholder report for Putnam Floating Rate Income Fund, covering the seven months from the fund's inception on August 4, 2004, through February 28, 2005. Over the past year, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). Finally, on page 17, we provide certain information about the most recent approval by the Trustees of your fund's management contract with Putnam.

During the reporting period just ended, the Federal Reserve Board's series of gradual increases in the federal funds rate have occupied much of investors' attention, but generally did not have a significant impact on stock and bond prices. However, over the last two months, we have begun to see a measurable increase in longer-term rates. This, along with the continued high levels of energy prices, has slowed the stock market's momentum even though the U.S. economy is continuing to expand at a moderate pace. Concerns about inflation, dormant for many months, are beginning to influence the markets once again and may well have a negative impact on bond prices.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to keep your fund on track during the reporting period, and the team's plan for responding to the changing market environment.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 20, 2005


Report from Fund Management

Fund highlights

 * For its first, abbreviated fiscal year, which covered the seven months from August 4, 2004, through February 28, 2005, Putnam Floating Rate Income Fund's class A shares had a total return of 2.09% without sales charges.

 * The fund's primary benchmark, the S&P/LSTA Leveraged Loan Index, returned 2.89% for the period from July 31, 2004, through February 28, 2005.

 * The average return for the fund's Lipper category, Loan Participation Funds, was 2.62% for the period from August 4, 2004, through February 28, 2005.

 * See the Performance Summary beginning on page 9 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

This fund invests primarily in senior-secured bank loans that carry floating interest rates, which means they reset in accordance with changes in short-term interest rates. The loans' "senior-secured" status means that they are fully backed by each issuing company's assets, such as plants, equipment, and inventory. Moreover, senior-secured loan lenders are paid before any non-secured debt holder in the event of a liquidation of the company's assets due to bankruptcy. The interest rates for your fund's loans are based on the London Inter-Bank Offered Rate, or LIBOR, a short-term international floating-rate benchmark that has become the standard for loans of this type. Since the fund's inception on August 4, 2004, the three-month LIBOR rate has risen by over a full percentage point. As a result, shareholders have benefited from an increase in income produced by the fund's floating-rate investments. The fund's underperformance of its benchmark index, the S&P/LSTA, is primarily due to the fund's higher overall credit quality compared to the index. We believe this higher credit quality also contributed to the fund's underperformance of the average for its Lipper peer group, as lower-quality securities provided higher income and stronger returns during this period.


--------------------------------------------------
CUMULATIVE TOTAL
RETURN FOR PERIOD
ENDED 2/28/05
--------------------------------------------------
Class A
(inception 8/4/04)          NAV          POP
--------------------------------------------------
Life of fund               2.09%      -1.28%
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Floating Rate Income Fund seeks high current income, with preservation of capital as a secondary goal, by investing in below-investment-grade U.S. corporate debt securities that have floating rates of interest. The fund may be appropriate for investors seeking high income who are willing to assume the risks of investing in below-investment-grade debt.

Market overview

The U.S. economy experienced solid, healthy growth during the past seven months and finished calendar 2004 with the fastest annual growth rate since 1999. Consumers continued to drive the economy, as tax cuts, low mortgage-refinancing rates, and an employment increase of more than two million jobs fueled spending. The core inflation rate, which excludes volatile food and energy prices, remained moderate and relatively stable.

The Federal Reserve Board raised the federal funds rate during the period in a deliberate, well-publicized manner. The final increase during the period occurred on February 2, 2005, bringing the benchmark federal funds rate to 2.50%. As a result of this series of interest-rate increases, which began in June 2004, short-term interest rates around the world, including LIBOR, increased during the period.

During the period, below-investment-grade companies generally benefited from the solid pace of global economic growth, while investors in senior-secured floating-rate debt benefited from the increase in LIBOR. Default rates remained low, which was generally helpful for short-term senior-secured bank loan issuers, as this positive credit environment continued to attract investor demand. Because of this credit environment, however, borrowers were able to raise funds, or issue debt, at historically low rates. In addition, the favorable credit environment allowed more companies to access the credit markets, providing a large supply of loans to investors, including this fund. Finally, as a result of this favorable credit cycle, loans issued by higher-quality companies, which pay slightly lower interest rates, generally underperformed loans issued by companies with lower credit quality, which carry slightly higher interest rates. More recently, though, borrowing rates on bank loans have risen, reflecting the increase in LIBOR, and we expect rates on loans the fund holds to increase as well.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 8/4/04 - 2/28/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
S&P/LSTA Leveraged Loan Index* (U.S. leveraged loans)                   2.89%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.10%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         2.97%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.08%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     10.64%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              11.61%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 21.32%
-------------------------------------------------------------------------------

Footnotes read:
These indexes provide an overview of performance in different market sectors for the period ended 2/28/05.

* Return is from 7/31/04 to 2/28/05 because only data from the month-end prior to inception was available for this index.


Strategy overview

While the fund's primary objective is high current income, its secondary objective is to provide preservation of capital and competitive returns through all economic cycles. We employ thorough credit analysis to build a portfolio of loans from solid companies with stable cash flows in an effort to provide a stable income stream. The average quality of the fund's loan portfolio has generally been higher than that of its benchmark index. In a strong market, this may result in mild underperformance, but in the event of a down market this higher quality has the potential to boost the fund's performance. No matter what the economic environment, however, we will maintain a highly diversified portfolio with loans from a wide range of industry sectors.

Since the fund's inception seven months ago, assets have grown significantly, and we have used the influx of cash to diversify the portfolio's holdings. When the fund commenced investment operations on August 4, 2004, there were approximately 50 loans in the portfolio. Since that time, we have increased the number of loans to over 170. No position makes up more than 1% of total assets. We expect that the number of holdings in the fund will continue to rise over the course of 2005.

We also strive to keep the portfolio's credit quality relatively high, compared to the fund's benchmark. However, it is important for shareholders to understand that most of the companies that issue senior-secured loans have below-investment-grade credit ratings from Moody's and Standard & Poor's.

[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                              as of 8/31/04      as of 2/28/05

Consumer staples                  27.2%              20.3%

Consumer cyclicals                19.9%              19.1%

Capital goods                     13.1%              11.6%

Basic materials                    9.1%              11.2%

Communications
services                           9.3%              10.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Because our strategy is to maintain a diversified portfolio across sectors and holdings, with an eye toward credit quality and balance, we do not seek to concentrate the fund's assets in any one sector or holding. During the period, no one loan added significantly more to the fund's returns than any other loan. One example of the type of loan we seek for the fund is debt issued by Dean Foods, a large, well-known food and beverage processing company that focuses on dairy foods and distribution. Dean has been issuing senior-secured debt for many years and is well known -- with a solid reputation -- among credit analysts. Peabody Energy, a large coal producer that owns mines throughout the United States and in Australia is another good example. The company is well managed and cash flows have been strong and stable.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 2/28/05)

 1 Celanese Corp. (0.9%)
   Bank term loan, Ser. B, 5.105s, 2011
   Chemicals

 2 Syniverse Holdings, Inc. (0.9%)
   Bank term loan, Ser. B, 5.011s, 2012
   Telecommunications

 3 Warner Chilcott Corp. (0.9%)
   Bank term loan, Ser. B, 5.314s, 2012
   Medical technology

 4 PacifiCare (0.9%)
   Bank term loan, Ser. B, 4.162s, 2010
   Health care

 5 Express Scripts, Inc. (0.9%)
   Bank term loan, Ser. B, 3.913s, 2010
   Pharmaceuticals

 6 Jostens IH Corp. (0.9%)
   Bank term loan, Ser. C, 4.809s, 2010
   Consumer

 7 General Growth Properties (0.8%)
   Bank term loan, Ser. B, 4.84s, 2008
   Real estate

 8 Borgata Resorts (0.8%)
   Bank term loan, Ser. B, 3.93s, 2011
   Gaming and lottery

 9 Hercules, Inc. (0.8%)
   Bank term loan, Ser. B, 3.985s, 2010
   Chemicals

10 Rite Aid Corp. (0.7%)
   Bank term loan, 4.325s, 2009
   Retail

Footnote reads:
The fund's holdings will change over time.

Of course, in the below-investment-grade universe of companies, there are always companies for which conditions change, and we sometimes have to act quickly to protect the value of the fund's portfolio, and in turn, its share price. That is one reason why our investment process relies so heavily on ongoing credit analysis. When our assessment of a company turns negative, we typically sell the loan from the portfolio to reduce any potential negative impact on principal. A good example during the past seven months was debt issued by Duane Reade, which owns a chain of drugstores located primarily in the New York City area. This company reported earnings below expectations, and we felt its long-term prospects had changed so we sold the loan.

The fund had an elevated cash position at the end of the period due to a number of trades for loan purchases that had not yet settled.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe it is likely that the Fed may continue to gradually raise short-term rates in quarter-point (0.25%) increments during the remainder of 2005, provided the economy continues its current pattern of growth. Should these rate increases continue, we would expect that LIBOR would also rise, meaning that the fund's loan portfolio would be likely to generate income at a higher interest rate. In addition, we believe economic growth is likely to stay at roughly its current pace through the balance of the year; that the credit environment should continue to be favorable; and that corporate defaults should stay low, based on Standard & Poor's recent forecast that the default rate should remain just below 1% for the remainder of 2005.

However, we will remain vigilant about the potential for a change in the credit environment in 2005. A few important factors could bring about a shift. First, we believe the rising interest-rate environment should continue to attract money to funds like this one, and this increase in demand will continue to put pressure on interest-rate spreads (the difference between rates paid by bank loans and LIBOR). As interest rates increase, these spreads can be expected to narrow, but overall, the cost of borrowing will still be rising. Moreover, higher interest rates and continued high energy prices may slow the economy, which could hurt corporate cash flows. Finally, an increase in demand for senior-secured bank loans could produce higher overall leverage among issuers, which could result in generally lower credit quality over time for below-investment-grade companies. We will remain diligent in our credit analysis and monitor developments as they occur, with an eye toward protection of principal as the fund seeks to achieve its primary goal of high current income.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Floating-rate funds are not money market funds and do not seek to maintain a stable net asset value. Although floating-rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the share price of floating-rate funds will fluctuate with market conditions. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Neal Reiner and Joseph Towell are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for February 28, 2005.


----------------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
----------------------------------------------------------------------------------------------------------------------
                                      $1 -         $10,001 -    $50,001 -     $100,001 -    $500,001 -      $1,000,001
                    Year      $0      $10,000      $50,000      $100,000      $500,000      $1,000,000        and over
----------------------------------------------------------------------------------------------------------------------
Paul Scanlon         N/A
----------------------------------------------------------------------------------------------------------------------
Portfolio Leader
----------------------------------------------------------------------------------------------------------------------
Neal Reiner         2005      *
----------------------------------------------------------------------------------------------------------------------
Portfolio Member
----------------------------------------------------------------------------------------------------------------------
Joseph Towell       2005      *
----------------------------------------------------------------------------------------------------------------------
Portfolio Member
----------------------------------------------------------------------------------------------------------------------

Putnam Floating Rate Income Fund's inception date was 8/4/04.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 2/28/05.


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $450,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund's broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.


Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Paul Scanlon, Neal Reiner, and Joseph Towell may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

After the close of the reporting period, Paul Scanlon became Portfolio Leader of your fund following the departure of Portfolio Leader Stephen Peacher from your fund's management team. From its inception on August 4, 2004, to February 28, 2005, your fund's Portfolio Leader and
Portfolio Members did not change.

Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for February 28, 2005.



------------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------------
                                                      $1 -         $10,001 -    $50,001 -     $100,001
                                    Year      $0      $10,000      $50,000      $100,000      and over
------------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
------------------------------------------------------------------------------------------------------
Chief Technology Officer
------------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
------------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt
------------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
------------------------------------------------------------------------------------------------------
Deputy Head of Investments
------------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
------------------------------------------------------------------------------------------------------
Head of Investments
------------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005      *
------------------------------------------------------------------------------------------------------
President and CEO
------------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
------------------------------------------------------------------------------------------------------
Chief Financial Officer
------------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
------------------------------------------------------------------------------------------------------
Chief of Operations
------------------------------------------------------------------------------------------------------
Francis McNamara, III               2005      *
------------------------------------------------------------------------------------------------------
General Counsel
------------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                                          *
------------------------------------------------------------------------------------------------------
Head of Retail Management
------------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
------------------------------------------------------------------------------------------------------
Chief Administrative Officer
------------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
------------------------------------------------------------------------------------------------------
Deputy Head of Investments
------------------------------------------------------------------------------------------------------

The fund's inception date was 8/4/04.


Performance summary

This section shows your fund's performance during its first partial fiscal year, which ended February 28, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN FOR PERIOD ENDED 2/28/05
------------------------------------------------------------------------------------------------------------
                        Class A             Class B             Class C             Class M        Class R
(inception dates)      (8/4/04)            (9/7/04)            (9/7/04)            (9/7/04)        (9/7/04)
------------------------------------------------------------------------------------------------------------
                     NAV      POP        NAV      CDSC       NAV      CDSC      NAV      POP         NAV
------------------------------------------------------------------------------------------------------------
Life of fund         2.09%   -1.28%      1.66%   -1.34%      1.56%    0.56%     1.92%   -0.09%      1.86%
------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

-------------------------------------------------------------------------------
COMPARATIVE CUMULATIVE INDEX AND LIPPER RETURNS
FOR PERIOD ENDED 2/28/05
-------------------------------------------------------------------------------
                         S&P/LSTA           Lipper Loan
                         Leveraged      Participation Funds
                        Loan Index*      category average+
-------------------------------------------------------------------------------
Life of fund              2.89%               2.62%
-------------------------------------------------------------------------------

  Lipper results should be compared to fund performance at net asset value.

* This return is from 7/31/04 to 2/28/05 because only data from the closest month-end is available.

+ Over the life-of-fund period ended 2/28/05, there were 31 funds in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
($9,675 after sales charge)

Cumulative total return, 8/4/04 to 2/28/05*

              Fund's class A shares           S&P/LSTA Leveraged
                     at POP                       Loan Index

8/4/04               9,675                          10,000
8/31/04              9,639                          10,021
9/04                 9,660                          10,041
10/04                9,723                          10,086
11/04                9,756                          10,140
12/04                9,780                          10,177
1/05                 9,816                          10,214
2/05                $9,872                         $10,289

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $10,166 ($9,866 with contingent deferred sales charge). A $10,000 investment in the fund's class C shares would have been valued at $10,156 ($10,056 with contingent deferred sales charge). A $10,000 investment in the fund's class M shares would have been valued at $10,192 ($9,991 at public offering price). A $10,000 investment in the fund's class R shares would have valued at $10,186. See first page of performance section for performance calculation method.

* Index return is from 7/31/04 to 2/28/05 because only data from the closest month-end is available.


--------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN FOR PERIOD ENDED 3/31/05
(MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------
                      Class A         Class B            Class C             Class M      Class R
(inception dates)    (8/4/04)         (9/7/04)          (9/7/04)            (9/7/04)      (9/7/04)
--------------------------------------------------------------------------------------------------
                  NAV      POP      NAV      CDSC      NAV      CDSC      NAV      POP      NAV
--------------------------------------------------------------------------------------------------
Life of fund      2.29%   -1.08%    1.91%   -1.09%     1.69%    0.69%     2.20%    0.19%    2.14%
--------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION FOR LIFE-OF-FUND
PERIOD ENDED 2/28/05
-----------------------------------------------------------------------------------------------------
                             Class A        Class B        Class C        Class M        Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)            7              6              6              6              6
-----------------------------------------------------------------------------------------------------
Income                        $0.166677      $0.116780      $0.110193      $0.138157      $0.133552
-----------------------------------------------------------------------------------------------------
Capital gains                     --             --             --             --             --
-----------------------------------------------------------------------------------------------------
Total                         $0.166677      $0.116780      $0.110193      $0.138157      $0.133552
-----------------------------------------------------------------------------------------------------
Share value:               NAV        POP        NAV            NAV     NAV        POP        NAV
-----------------------------------------------------------------------------------------------------
8/4/04*                   $10.00     $10.34       --             --      --         --         --
-----------------------------------------------------------------------------------------------------
9/7/04+                       --         --    $9.95          $9.95   $9.95     $10.15      $9.95
-----------------------------------------------------------------------------------------------------
2/28/05                    10.04      10.38    10.03          10.03   10.03      10.23      10.03
-----------------------------------------------------------------------------------------------------
Current return
(end of period)
-----------------------------------------------------------------------------------------------------
Current dividend rate 1    3.65%      3.53%    3.06%          2.91%   3.51%      3.44%      3.41%
-----------------------------------------------------------------------------------------------------
30-day SEC yield
(with expense limitation)  3.49       3.31     2.88           2.70    3.26       3.09       3.26
-----------------------------------------------------------------------------------------------------
30-day SEC yield (without
expense limitation) 2      3.23       3.05     2.62           2.43    3.00       2.84       2.99
-----------------------------------------------------------------------------------------------------

* Inception date of class A shares.

+ Inception date of B, C, M, and R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

3 For a portion of the period, this fund limited assets and expenses, without which yields would have been lower.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund, for which you paid the maximum applicable initial sales charge, from September 1, 2004, to February 28, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 2/28/05
------------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per $1,000*   $5.67      $8.67      $9.41      $6.42      $6.92
------------------------------------------------------------------------------
Ending value
(after expenses)        $1,024.20  $1,020.20  $1,019.50  $1,022.60  $1,022.10
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2005, use the calculation method below. To find the value of your investment on September 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 09/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                        Total
Value of your                                Expenses paid           expenses
investment on 9/1/04  [DIV]    $1,000   X    per $1,000             =    paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
$10,000               [DIV]    $1,000   X  $5.67 (see table above)  = $56.70
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 2/28/05
-------------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Expenses paid per $1,000*   $5.66      $8.65      $9.39      $6.41      $6.90
-------------------------------------------------------------------------------
Ending value
(after expenses)        $1,019.19  $1,016.22  $1,015.47  $1,018.45  $1,017.95
-------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average expenses of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-------------------------------------------------------------------------------
                            Class A   Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                1.13%     1.73%      1.88%      1.28%      1.38%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++ 1.18%     1.78%      1.93%      1.33%      1.43%
-------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares.
   The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-------------------------------------------------------------------------
TURNOVER COMPARISON
percentage of holdings that change every year
-------------------------------------------------------------------------
Putnam Floating Rate Income Fund                              51%
-------------------------------------------------------------------------
Lipper Loan Participation Funds category average              68%
-------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's partial first fiscal-year period, which ended February 28, 2005. Data has not been annualized. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during 2004 and is based on information available as of 12/31/04. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S.
leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

The Board of Trustees of the Putnam funds oversees the management of your fund and, as required by law, approves your fund's management contract with Putnam Management. In approving your fund's management contract, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary under the circumstances. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved your fund's management contract, effective June 25, 2004.

The Trustees considered numerous factors they believe relevant in approving your fund's management contract. The Trustees considered Putnam Management's investment rationale for the fund, noting Putnam Management's desire to offer a short-duration credit sensitive mutual fund. The Trustees also considered the quality of the investment management services expected to be provided by Putnam Management, based in part on Putnam Management's experience in managing and investing in bank loans for other fixed income products offered by Putnam. The Trustees also reviewed and discussed with Putnam Management the characteristics of the bank loans in which the fund may invest as well as the differences between bank loans and other types of fixed-income securities, including high yield bonds.

The Trustees considered Putnam Management's experience in managing bank loans as part of the portfolios of existing products. The Trustees also considered the experience and skills of the individuals comprising Putnam Management's Core Fixed-Income High Yield Team, including the individuals listed under "Your fund's management" in this report, noting the resources that Putnam Management has made available to such personnel and, in general, the ability of Putnam Management to attract and retain high-quality personnel.

The Trustees reviewed the proposed management fee for your fund and the proposed voluntary expense limitation to be implemented through at least your fund's first fiscal year. In this regard, the Trustees considered the fee schedules currently in effect for other Putnam funds investing in similar securities, as well as an analysis of the fees of competitive funds investing in similar securities.

Based on this evaluation, the Trustees believe that the proposed fee schedule for your fund represents reasonable compensation in light of the nature and quality of the services to be provided to your fund and the fees paid by competitive funds. This conclusion was based on a comprehensive consideration of all information provided to the Trustees and was not the result of any single factor.


Other information for shareholders

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Floating Rate Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund, including the fund's portfolio, as of February 28, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights from August 4, 2004 (commencement of operations) to February 28, 2005. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 4, 2004 to February 28, 2005 in conformity with U.S. generally accepted accounting principles.

KPMG  LLP

Boston, Massachusetts
April 11, 2005


The fund's portfolio
February 28, 2005

Senior loans (91.6%) (a) (c)
Principal amount                                                          Value

Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------
      $500,000 Lamar Media Corp. bank term loan FRN
               Ser. D, 4.531s, 2010                                    $505,625

Automotive (1.4%)
-------------------------------------------------------------------------------
     1,000,000 Affinia Group, Inc. bank term loan
               FRN Ser. B, 5.44s, 2011                                1,014,250
       497,381 Hayes Lemmerz International, Inc.
               bank term loan FRN 6.244s, 2009                          507,328
       500,000 TRW Automotive, Inc. bank term loan
               FRN Ser. E, 3 7/8s, 2010                                 502,657
                                                                 --------------
                                                                      2,024,235

Beverage (0.7%)
-------------------------------------------------------------------------------
       941,944 Constellation Brands, Inc. bank term
               loan FRN Ser. B, 4.404s, 2011                            955,485

Broadcasting (3.2%)
-------------------------------------------------------------------------------
       524,458 DirecTV Holdings/Finance bank term
               loan FRN Ser. B-2, 4.59s, 2010                           531,888
     1,000,000 Emmis Communications Corp. bank term
               loan FRN Ser. B, 4.34s, 2010                           1,012,188
     1,000,000 Gray Television, Inc. bank term loan
               FRN Ser. B, 4.309s, 2010                               1,011,667
     1,000,000 Intelsat, Ltd. bank term loan FRN
               Ser. B, 4 3/8s, 2011 (Bermuda)                         1,014,063
     1,000,000 Sinclair Broadcast Group, Inc. bank
               term loan FRN Ser. A, 4.33s, 2009                      1,001,875
                                                                 --------------
                                                                      4,571,681

Building Materials (1.4%)
-------------------------------------------------------------------------------
       970,000 NCI Building Systems, Inc. bank term
               loan FRN Ser. B, 4 3/4s, 2010                            982,125
       995,000 Nortek Holdings, Inc. bank term loan
               FRN Ser. B, 4.785s, 2011                               1,011,169
                                                                 --------------
                                                                      1,993,294

Cable Television (1.4%)
-------------------------------------------------------------------------------
       496,253 Charter Communications Holdings,
               LLC/Capital Corp. bank  term loan
               FRN Ser. B, 5.98s, 2011 (United
               Kingdom)                                                 497,701
       748,111 Insight Midwest LP/Insight Capital,
               Inc. bank term loan  FRN 5.438s,
               2009                                                     760,361
       750,000 Mediacom Communications Corp. bank
               term loan FRN  Ser. B, 4.884s, 2012                      758,840
                                                                 --------------
                                                                      2,016,902

Capital Goods (10.9%)
-------------------------------------------------------------------------------
       413,175 AGCO Corp. bank term loan FRN
               4.484s, 2008                                             420,147
       769,990 Alliant Techsystems, Inc. bank term
               loan FRN Ser. B, 4.357s, 2011                            780,899
       981,373 Allied Waste Industries, Inc. bank
               term loan FRN 5.327s, 2010                               982,337
       729,189 Amsted Industries, Inc. bank term
               loan FRN 5.432s, 2010                                    741,950
     1,000,000 Ashtead Group PLC bank term loan FRN
               Ser. B, 5.313s, 2009 (United
               Kingdom)                                               1,014,167
       625,000 Avio Holding SpA bank term loan FRN
               Ser. B, 4.905s,  2011 (Italy)                            624,297
       625,000 Avio Holding SpA bank term loan FRN
               Ser. C, 5.405s,  2012 (Italy)                            625,651
       995,000 Buhrmann US, Inc. bank term loan FRN
               Ser. C-1, 4.94s, 2010                                  1,014,900
       634,428 Flowserve Corp. bank term loan FRN
               Ser. C, 5.358s, 2009                                     643,152
     1,000,000 Goodman Global Holdings bank term
               loan FRN Ser. B,  4.813s, 2011                         1,016,250
       550,000 Graham Corp. bank term loan FRN
               Ser. B, 5.091s, 2011                                     559,625
     1,000,000 Hexcel Corp. bank term loan FRN
               Ser. B, 4.314s, 2012                                   1,014,167
       990,636 Invensys, PLC bank term loan FRN
               Ser. B-1, 6.091s, 2009 (United
               Kingdom)                                               1,006,734
       912,396 K&F Industries bank term loan FRN
               Ser. B, 5.161s, 2012                                     927,222
       500,000 Mueller Group, Inc. bank term loan
               FRN 5.366s, 2011                                         504,375
       420,382 Piedmont Hawthorne bank term loan
               FRN 4.92s, 2010                                          424,586
       467,500 Polypore International bank term
               loan FRN 4.828s, 2011                                    472,175
     1,000,000 Roper Industries, Inc. bank term
               loan FRN Ser. A, 3.72s, 2009                           1,004,167
       415,385 Standard Aero Holdings, Inc. bank
               term loan FRN Ser. B, 4.99s, 2012                        421,096
       684,837 Terex Corp. bank term loan FRN
               Ser. B, 4.425s, 2009                                     691,400
       792,016 Transdigm, Inc. bank term loan FRN
               Ser. C, 4.935s, 2010                                     802,906
                                                                 --------------
                                                                     15,692,203

Chemicals (7.1%)
-------------------------------------------------------------------------------
     1,303,147 Celanese Corp. bank term loan FRN
               Ser. B, 5.105s, 2011                                   1,328,975
        71,853 Celanese AG bank term loan FRN
               Ser. DD, 5.064s, 2011 (Germany) (U)                       72,930
     1,000,000 Cognis Holding GMBH & Co. bank term
               loan FRN Ser. C,  5.94s, 2013
               (Germany)                                              1,003,750
       628,544 Compass Minerals Group, Inc. bank
               term loan FRN Ser. B,  4.796s, 2009                      636,401
     1,197,494 Hercules, Inc. bank term loan FRN
               Ser. B, 3.985s, 2010                                   1,210,592
       750,000 Huntsman Corp. bank term loan FRN
               Ser. B, 6.15s, 2010                                      762,375
       956,981 Huntsman ICI Chemicals, Inc. bank
               term loan FRN Ser. B, 5 1/8s, 2010                       973,489
       498,989 Innophos, Inc. bank term loan FRN
               4.864s, 2010                                             506,473
       500,000 Mosaic Co. (The) bank term loan FRN
               Ser. B, 4.064s, 2012                                     505,417
       919,214 Nalco Co. bank term loan FRN Ser. B,
               4.667s, 2010                                             935,683
     1,000,000 PQ Corp. bank term loan FRN Ser. B,
               4 3/4s, 2012                                           1,016,250
     1,000,000 Rockwood National Corp. bank term
               loan FRN Ser. B, 4.95s, 2012                           1,015,714
       250,000 Rockwood Specialties Group, Inc.
               bank term loan FRN  Ser. D, 4.814s,
               2012                                                     253,929
                                                                 --------------
                                                                     10,221,978

Commercial and Consumer Services (2.5%)
-------------------------------------------------------------------------------
     1,000,000 Alliance Laundry Systems Corp. bank
               term loan  FRN Ser. B, 4.814s, 2012                    1,010,417
       795,897 Coinmach Corp. bank term loan FRN
               Ser. B, 5.606s, 2009                                     805,349
       792,684 Corrections Corporation of America
               bank term loan  FRN Ser. D, 4.935s,
               2008                                                     804,574
     1,000,000 IESI Corp. bank term loan FRN
               Ser. B, 4.664s, 2011                                   1,015,000
                                                                 --------------
                                                                      3,635,340

Communication Services (8.7%)
-------------------------------------------------------------------------------
     1,000,000 Alaska Communications Systems Group,
               Inc. bank term loan  FRN Ser. B,
               4.64s, 2012                                            1,009,063
       994,975 Centennial Cellular Operating Co.,
               LLC bank term loan  FRN Ser. B,
               4.447s, 2011                                           1,010,366
       496,667 Consolidated Communications Holdings
               bank term loan  FRN Ser. C, 5.185s,
               2012                                                     500,392
       750,000 Consolidated Communications Holdings
               bank term loan  FRN Ser. D, 5.064s,
               2011                                                     757,500
     1,000,000 Fairpoint Communications, Inc. bank
               term loan FRN Ser. B,  4.564s, 2012                    1,014,688
       950,000 Iowa Telecommunications Service bank
               term loan FRN Ser. B,  4.591s, 2011                      960,291
       992,470 PanAmSat Corp. bank term loan FRN
               Ser. B, 5.34s, 2011                                    1,007,547
     1,000,000 Qwest Communications International,
               Inc. bank term loan  FRN Ser. A,
               7.39s, 2007                                            1,041,094
       998,750 SBA Senior Finance, Inc. bank term
               loan FRN 4.862s, 2008                                  1,011,651
     1,000,000 Stratos Global Corp. bank term loan
               FRN Ser. B, 4.81s, 2010 (Canada)                       1,015,000
     1,250,000 Syniverse Holdings, Inc. bank term
               loan FRN Ser. B, 5.011s, 2012                          1,262,500
     1,000,000 Valor Telecommunications
               Enterprises, LLC/Finance Corp.  bank
               term loan FRN Ser. B, 5.993s, 2012                     1,016,042
       995,000 Western Wireless Corp. bank term
               loan FRN Ser. B, 5.607s, 2011                          1,001,426
                                                                 --------------
                                                                     12,607,560

Construction (1.2%)
-------------------------------------------------------------------------------
       750,000 Contech Construction Products bank
               term loan FRN  Ser. B, 4.94s, 2010                       763,125
       996,228 St. Mary's Cement Corp. bank term
               loan FRN Ser. B, 4.56s, 2009                           1,008,681
                                                                 --------------
                                                                      1,771,806

Consumer (1.2%)
-------------------------------------------------------------------------------
       463,699 American Achievement Corp. bank term
               loan FRN Ser. B, 5.309s, 2011                            470,365
     1,212,500 Jostens IH Corp. bank term loan FRN
               Ser. C, 4.809s, 2010                                   1,230,182
                                                                 --------------
                                                                      1,700,547

Consumer Goods (1.3%)
-------------------------------------------------------------------------------
       250,000 Culligan International Co. bank term
               loan FRN Ser. B, 5.09s,  2011
               (Netherlands)                                            253,542
     1,000,000 Del Laboratories, Inc. bank term
               loan FRN Ser. B, 4.973s, 2011                          1,011,875
       497,494 Prestige Brands, Inc. bank term loan
               FRN Ser. B, 5.294s, 2011                                 504,127
       135,271 Prestige Brands, Inc. bank term loan
               FRN Ser. B-1, 5.693s, 2011                               137,075
                                                                 --------------
                                                                      1,906,619

Consumer Services (0.7%)
-------------------------------------------------------------------------------
       438,081 Itron, Inc. bank term loan FRN
               4.795s, 2010                                             441,732
       414,405 United Rentals, Inc. bank term loan
               FRN 4.81s, 2011                                          421,139
        83,507 United Rentals, Inc. bank term loan
               FRN Ser. B, 2.4s, 2011                                    84,708
                                                                 --------------
                                                                        947,579

Energy (5.0%)
-------------------------------------------------------------------------------
       895,000 Belden & Blake Corp. bank term loan
               FRN 5.686s, 2011                                         905,069
       731,704 Dresser Rand Group, Inc. bank term
               loan FRN Ser. B, 4.56s, 2011                             743,960
       500,000 Dresser, Inc. bank term loan FRN
               5.84s, 2010                                              507,500
       819,149 Foundation PA Coal Corp. bank term
               loan FRN Class B, 4.689s, 2011                           831,846
       871,721 Magellan Midstream Holdings bank
               term loan FRN Ser. B, 5.09s, 2011                        882,617
       997,222 Peabody Energy Corp. bank term loan
               FRN Ser. A, 3.764s, 2010                               1,001,585
       397,500 Pride International, Inc. bank term
               loan FRN Ser. B, 4.34s, 2011                             403,794
     1,000,000 Universal Compression, Inc. bank
               term loan FRN Ser. B, 4.34s, 2012                      1,014,063
       920,947 Vulcan Energy Corp. bank term loan
               FRN Ser. B, 4.59s, 2010                                  931,883
                                                                 --------------
                                                                      7,222,317

Entertainment (1.9%)
-------------------------------------------------------------------------------
       997,500 MGM Studios, Inc. bank term loan FRN
               Ser. B, 5.06s, 2011                                      997,189
       995,000 Six Flags, Inc. bank term loan FRN
               Ser. B, 5.09s, 2009                                    1,010,671
       750,000 Universal City Development bank term
               loan FRN Ser. B, 4.725s, 2011                            762,188
                                                                 --------------
                                                                      2,770,048

Financial (1.5%)
-------------------------------------------------------------------------------
       345,000 Crescent Real Estate Equities, LP
               bank term loan FRN 4.84s, 2007 (R)                       347,372
     1,200,000 General Growth Properties bank term
               loan FRN Ser. B, 4.84s, 2008 (R)                       1,218,272
       583,000 Hilb, Rogal & Hamilton Co. bank term
               loan FRN Ser. B, 4.813s, 2011                            591,745
                                                                 --------------
                                                                      2,157,389

Food (1.9%)
-------------------------------------------------------------------------------
     1,000,000 Dean Foods Co. bank term loan FRN
               Ser. A, 3.81s, 2009                                    1,007,500
     1,000,000 Del Monte Foods Co. bank term loan
               FRN Ser. B, 4.27s, 2012                                1,011,250
       206,994 Dole Food Co., Inc. bank term loan
               FRN Ser. D, 5.0234s, 2009                                210,034
       496,244 Pinnacle Foods Holding Corp. bank
               term loan FRN 5.813s, 2010                               497,277
                                                                 --------------
                                                                      2,726,061

Forest Products and Packaging (1.5%)
-------------------------------------------------------------------------------
       691,325 Graphic Packaging Corp. bank term
               loan FRN Ser. C, 5.137s, 2010                            702,904
       394,147 Koch Cellulose, LLC bank term loan
               FRN Ser. B, 4.8s, 2011                                   400,060
        99,142 Koch Cellulose, LLC bank term loan
               FRN Ser. C, 4.59s, 2011                                  100,629
        87,330 Smurfit-Stone Container Corp. bank
               term loan FRN 2.3s, 2010                                  88,722
       697,924 Smurfit-Stone Container Corp. bank
               term loan FRN  Ser. B, 4.604s, 2011                      708,684
       214,746 Smurfit-Stone Container Corp. bank
               term loan FRN  Ser. C, 4 1/2s, 2011                      218,074
                                                                 --------------
                                                                      2,219,073

Gaming & Lottery (3.2%)
-------------------------------------------------------------------------------
     1,200,000 Borgata Resorts bank term loan FRN
               Ser. B, 3.93s, 2011                                    1,211,500
       995,000 Boyd Gaming Corp. bank term loan FRN
               Ser. B, 4.225s, 2010                                   1,007,438
       540,922 Penn National Gaming, Inc. bank term
               loan FRN Ser. D, 5.07s, 2010                             542,274
       570,000 Pinnacle Entertainment, Inc. bank
               term loan FRN Ser. B, 5.58s, 2010                        577,125
     1,036,325 Venetian Casino Resort, LLC bank
               term loan FRN Ser. B, 4.314s, 2011                     1,052,129
        68,630 Venetian Casino Resort, LLC bank
               term loan FRN Ser. B, 4.11s, 2011                         68,773
       213,675 Venetian Casino Resort, LLC bank
               term loan FRN  Ser. DD, 4.314s, 2011
               (U)                                                      216,213
                                                                 --------------
                                                                      4,675,452

Health Care (8.9%)
-------------------------------------------------------------------------------
       500,000 Advanced Medical Optics, Inc. bank
               term loan  FRN Ser. D, 4.564s, 2009
               (U)                                                      503,125
       897,295 Alderwoods Group, Inc. bank term
               loan FRN 4.567s, 2009 (Canada)                           911,876
     1,000,000 Beverly Enterprises, Inc. bank term
               loan FRN 5.082s, 2008                                  1,012,500
       997,500 Community Health Systems, Inc. bank
               term loan  FRN Ser. B, 4.15s, 2011                     1,008,254
       967,853 DaVita, Inc. bank term loan FRN
               Ser. B, 4.584s, 2009                                     968,458
     1,223,684 Express Scripts, Inc. bank term loan
               FRN Ser. B, 3.913s, 2010                               1,232,862
       996,247 IASIS Healthcare Corp. bank term
               loan FRN Ser. B, 4.81s, 2011                           1,009,945
       811,368 Kinetic Concepts, Inc. bank term
               loan FRN Ser. B, 4.31s, 2011                             818,129
       612,613 Magellan Health Services, Inc. bank
               term loan FRN Ser. B, 4.74s, 2008                        621,036
       360,360 Magellan Health Services, Inc. bank
               term loan FRN 2.47s, 2008                                365,315
     1,250,000 PacifiCare bank term loan FRN
               Ser. B, 4.162s, 2010                                   1,258,594
       992,876 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 4.83s, 2008                                1,008,596
       806,293 VWR International, Inc. bank term
               loan FRN Ser. B, 5.17s, 2011                             819,799
     1,250,000 Warner Chilcott Corp. bank term loan
               FRN Ser. B, 5.314s, 2012                               1,260,313
                                                                 --------------
                                                                     12,798,802

Homebuilding (1.4%)
-------------------------------------------------------------------------------
     1,000,000 Landsource, Inc. bank term loan FRN
               Ser. B, 5.188s, 2010                                   1,013,125
     1,000,000 Southedge bank term loan FRN Ser. C,
               4.688s, 2009                                           1,008,125
                                                                 --------------
                                                                      2,021,250

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------
       853,211 Sealy Mattress Co. bank term loan
               FRN Ser. C, 4.798s, 2012                                 865,298

Media (3.1%)
-------------------------------------------------------------------------------
       203,853 Affinity Group Holdings bank term
               loan FRN Ser. B1, 5.5134s, 2009                          206,061
       509,633 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.474s, 2009                           515,154
     1,000,000 Freedom Communications, Inc. bank
               term loan  FRN Ser. B, 4.397s, 2012                    1,014,500
       997,494 Regal Cinemas, Inc. bank term loan
               FRN Ser. B, 4.56s, 2010                                1,011,209
       745,721 Sun Media Corp. bank term loan FRN
               Ser. B, 4.73s, 2009 (Canada)                             752,246
       992,481 Warner Music Group bank term loan
               FRN Ser. B, 5.088s, 2011                               1,007,368
                                                                 --------------
                                                                      4,506,538

Metals (1.3%)
-------------------------------------------------------------------------------
       365,385 Novelis, Inc. bank term loan FRN
               Ser. CAD, 4 1/2s, 2012 (Canada)                          370,820
       884,615 Novelis, Inc. bank term loan FRN
               Ser. B, 4 1/2s, 2012 (Canada)                            897,774
       633,925 SGL Carbon AG bank term loan FRN
               5.988s, 2009 (Germany)                                   637,094
                                                                 --------------
                                                                      1,905,688

Publishing (5.0%)
-------------------------------------------------------------------------------
       250,000 Advertising Direct Solution bank
               term loan FRN 6.47s, 2012 (Canada)                       256,875
       800,000 Advertising Direct Solution bank
               term loan FRN 4.72s, 2011 (Canada)                       810,500
     1,000,000 American Media Operations bank term
               loan FRN Ser. C, 4.793s, 2007                          1,013,125
       848,538 Dex Media East, LLC/Dex Media East
               Finance Co. bank term  loan FRN
               Ser. B, 4.494s, 2009                                     859,531
       924,957 Dex Media West, LLC/Dex Media West
               Finance Co. bank term  loan FRN
               Ser. B, 4.515s, 2010                                     937,307
       500,000 Journal Register Co. bank term loan
               FRN Ser. B, 4.176s, 2012                                 502,813
     1,000,000 Raycom Media, Inc. bank term loan
               FRN Ser. B, 4.563s, 2012                               1,011,250
       469,726 RH Donnelley Finance Corp. bank term
               loan  FRN Ser. A-3, 4.322s, 2009                         473,836
       437,001 RH Donnelley Finance Corp. bank term
               loan  FRN Ser. D, 4.275s, 2011                           443,209
       500,000 TransWestern Publishing/TWP Cap.
               bank term loan  FRN 4.563s, 2011                         506,667
       462,042 TransWestern Publishing/TWP Cap.
               bank term loan  FRN Ser. B, 4.198s,
               2011                                                     463,197
                                                                 --------------
                                                                      7,278,310

Restaurants (2.2%)
-------------------------------------------------------------------------------
       750,000 Carrols Corp. bank term loan FRN
               Ser. B, 5.063s, 2010                                     762,500
       952,200 Domino's, Inc. bank term loan FRN
               Ser. B, 4.313s, 2010                                     965,293
       997,481 Jack-in-the-Box, Inc. bank term loan
               FRN 4.253s, 2008                                       1,010,573
       500,000 Landry's Restaurants, Inc. bank term
               loan FRN Ser. B, 4.529s, 2011                            506,875
                                                                 --------------
                                                                      3,245,241

Retail (2.1%)
-------------------------------------------------------------------------------
       287,436 Boise Cascade Corp. bank term loan
               FRN Ser. B, 4.844s, 2011                                 292,574
       606,122 Couche-Tard US/Finance bank term
               loan FRN 4 3/8s, 2010                                    614,457
       995,000 Jean Coutu Group PJC, Inc. bank term
               loan FRN Ser. B, 5s, 2011                              1,012,413
     1,048,500 Rite Aid Corp. bank term loan FRN
               4.325s, 2009                                           1,056,364
                                                                 --------------
                                                                      2,975,808

Technology (3.0%)
-------------------------------------------------------------------------------
       500,000 Iron Mountain, Inc. bank term loan
               FRN 4.346s, 2011                                         503,750
       496,250 Iron Mountain, Inc. bank term loan
               FRN Ser. C, 4.188s, 2011                                 499,228
     1,000,000 ON Semiconductor Corp. bank term
               loan FRN Ser. G, 5.563s, 2011                          1,011,875
       284,242 Seagate Technology Hdd Holdings bank
               term loan  FRN Ser. B, 4 5/8s, 2007
               (Cayman Islands)                                         288,506
       710,656 Seagate Technology Hdd Holdings bank
               term loan  FRN 4 5/8s, 2007 (Cayman
               Islands)                                                 721,315
       250,000 UGS Corp. bank term loan FRN Ser. C,
               4.564s, 2012                                             254,063
       997,494 UGS PLM Solutions, Inc. bank term
               loan FRN Ser. B, 4.83s, 2011                           1,013,703
                                                                 --------------
                                                                      4,292,440

Tire & Rubber (1.0%)
-------------------------------------------------------------------------------
       383,333 Cooper Tire & Rubber Co. bank term
               loan FRN Ser. B, 4 3/4s, 2012                            388,444
       616,667 Cooper Tire & Rubber Co. bank term
               loan FRN Ser. C, 4 3/4s, 2012                            624,889
       500,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 4.6s, 2007                            502,813
                                                                 --------------
                                                                      1,516,146

Transportation (0.7%)
-------------------------------------------------------------------------------
       750,000 Kansas City Southern Railway Co.
               bank term loan  FRN Ser. B, 4.564s,
               2008                                                     760,875
       177,982 Rail America, Inc. bank term loan
               FRN Ser. B, 4 7/8s, 2011                                 180,948
        21,039 Rail America, Inc. bank term loan
               FRN Ser. B, 4 7/8s, 2011                                  21,390
                                                                 --------------
                                                                        963,213

Utilities & Power (5.3%)
-------------------------------------------------------------------------------
       559,873 Allegheny Energy, Inc. bank term
               loan FRN 4.801s, 2011                                    570,931
       736,300 Dynegy, Inc. bank term loan FRN
               Ser. B, 6.59s, 2010                                      748,725
       610,548 El Paso Corp. bank term loan FRN
               Ser. B, 5.188s, 2009                                     621,042
       367,000 El Paso Corp. bank term loan FRN
               Ser. C, 2.3s, 2009                                       372,677
       468,116 Midwest Generation, LLC bank term
               loan FRN 5.629s, 2011                                    474,357
       500,000 Northwestern Corp. bank term loan
               FRN Ser. B, 4.509s, 2011                                 507,292
       437,500 NRG Energy, Inc. bank term loan FRN
               2.45s, 2011                                              442,969
       562,500 NRG Energy, Inc. bank term loan FRN
               Ser. B, 4.515s, 2011                                     569,531
     1,000,000 Regency Gas 1st. lien bank term loan
               FRN 5.392s, 2010                                       1,017,500
       884,615 Texas Genco bank term loan FRN
               Ser. B, 4.48s, 2011                                      898,499
       365,385 Texas Genco bank term loan FRN
               Ser. DD, 4.02s, 2011 (U)                                 370,916
       994,975 Williams Cos., Inc. bank term loan
               FRN Ser. C, 4.99s, 2007                                1,008,241
                                                                 --------------
                                                                      7,602,680
                                                                 --------------
               Total Senior loans
               (cost $131,745,139)                                 $132,292,608

Corporate bonds and notes (5.3%) (a)
Principal amount                                                          Value

Capital Goods (0.7%)
-------------------------------------------------------------------------------
      $500,000 Constar International, Inc. 144A FRN
               6.149s, 2012                                            $507,500
       500,000 Mueller Group, Inc. sec. FRN 7.493s,
               2011                                                     513,750
                                                                 --------------
                                                                      1,021,250

Communication Services (1.4%)
-------------------------------------------------------------------------------
       750,000 Airgate PCS, Inc. 144A sec. FRN
               6.41s, 2011                                              778,125
       500,000 Rogers Wireless Communications, Inc.
               sec. FRN 5.525s,  2010 (Canada)                          527,500
       750,000 Rural Cellular Corp. sec. FRN 6.99s,
               2010                                                     787,500
                                                                 --------------
                                                                      2,093,125

Consumer Cyclicals (0.7%)
-------------------------------------------------------------------------------
       500,000 Bear Creek Corp. 144A sr. notes FRN
               7.873s, 2012                                             511,250
       500,000 PRIMEDIA, Inc. sr. notes FRN 8.164s,
               2010                                                     538,125
                                                                 --------------
                                                                      1,049,375

Consumer Staples (2.1%)
-------------------------------------------------------------------------------
       500,000 CCO Holdings, LLC/CCO Holdings
               Capital Corp. 144A sr. notes
               FRN 6.145s, 2010                                         497,500
       500,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                     538,125
     1,000,000 Echostar DBS Corp. FRN 5.81s, 2008                     1,030,000
       250,000 Intelsat Bermuda, Ltd. 144A sr.
               notes FRN 7.805s, 2012 (Bermuda)                         253,516
       500,000 Marquee, Inc. 144A sr. notes FRN
               7.044s, 2010                                             525,000
       170,000 Universal City Florida Holding Co.
               144A sr. notes FRN 7.493s, 2010                          178,075
                                                                 --------------
                                                                      3,022,216

Technology (0.4%)
-------------------------------------------------------------------------------
       500,000 Freescale Semiconductor, Inc. sr.
               notes FRN 5.41s, 2009                                    521,875
                                                                 --------------
               Total Corporate bonds and notes
               (cost $7,540,915)                                     $7,707,841

Short-term investments (10.0%) (a) (cost $14,435,709)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $14,435,709 Putnam Prime Money Market Fund (e)                   $14,435,709
-------------------------------------------------------------------------------
               Total Investments
               (cost $153,721,763)                                 $154,436,158
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $144,357,624.

  (R) Real Estate Investment Trust.

  (U) A portion of the position represents unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the loan agreements. The total market value of the unfunded loan commitments at February 28, 2005 was $1,163,184 or 0.8% of net assets.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at February 28, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

  (e) See Note 6 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates at February 28, 2005.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
February 28, 2005

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $139,286,054)              $140,000,449
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $14,435,709) (Note 6)          14,435,709
-------------------------------------------------------------------------------
Cash                                                                   63,658
-------------------------------------------------------------------------------
Interest and other receivables                                        690,983
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              4,449,168
-------------------------------------------------------------------------------
Receivable for securities sold                                      1,733,804
-------------------------------------------------------------------------------
Unamortized offering costs (Note 1)                                    29,003
-------------------------------------------------------------------------------
Total assets                                                      161,402,774

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 118,342
-------------------------------------------------------------------------------
Payable for securities purchased                                   15,404,933
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,266,761
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 6)                    76,859
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              4,445
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                  1,366
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            6,156
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 64,579
-------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                     3,800
-------------------------------------------------------------------------------
Other accrued expenses                                                 97,909
-------------------------------------------------------------------------------
Total liabilities                                                  17,045,150
-------------------------------------------------------------------------------
Net assets                                                       $144,357,624

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $143,642,290
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                           59,176
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                 (58,237)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                            714,395
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $144,357,624

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($89,084,633 divided by 8,876,806 shares)                              $10.04
-------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $10.04)*                $10.38
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($8,961,250 divided by 893,008 shares)**                               $10.03
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($24,467,188 divided by 2,439,178 shares)**                            $10.03
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($21,834,281 divided by 2,176,002 shares)                              $10.03
-------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $10.03)*                $10.23
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($10,272 divided by 1,024 shares)                        $10.03
-------------------------------------------------------------------------------

 * On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
For the period August 4, 2004 (commencement of operations) to February
28, 2005

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $96,450 from
investments in affiliated issuers) (Note 6)                        $2,195,189
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      348,498
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       38,290
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                39,877
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              5,703
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       12,081
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                  97,306
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                  19,834
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  49,587
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  11,105
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      20
-------------------------------------------------------------------------------
Auditing                                                               65,363
-------------------------------------------------------------------------------
Legal                                                                  35,262
-------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                37,021
-------------------------------------------------------------------------------
Other                                                                  37,549
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 6)                (149,950)
-------------------------------------------------------------------------------
Total expenses                                                        647,546
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (43,108)
-------------------------------------------------------------------------------
Net expenses                                                          604,438
-------------------------------------------------------------------------------
Net investment income                                               1,590,751
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                      (58,237)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period          714,395
-------------------------------------------------------------------------------
Net gain on investments                                               656,158
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $2,246,909
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                          For the period August 4, 2004
                                          (commencement of operations)
Increase in net assets                       to February 28, 2005
------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------
Net investment income                             $1,590,751
------------------------------------------------------------------------
Net realized loss on investments                     (58,237)
------------------------------------------------------------------------
Net unrealized appreciation of investments           714,395
------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         2,246,909
------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
------------------------------------------------------------------------
From net investment income
Class A                                           (1,272,628)
------------------------------------------------------------------------
Class B                                              (60,019)
------------------------------------------------------------------------
Class C                                             (118,068)
------------------------------------------------------------------------
Class M                                              (80,750)
------------------------------------------------------------------------
Class R                                                 (110)
------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                         105,163,003
------------------------------------------------------------------------
Total increase in net assets                     105,878,337

Net assets
------------------------------------------------------------------------
Beginning of period (Note 5)                      38,479,287
------------------------------------------------------------------------
End of period (including undistributed net
investment income of $59,176)                   $144,357,624
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------
                                                         For the
                                                         period
                                                        August 4,
                                                        2004+ to
Per-share                                             February 28
operating performance                                     2005
------------------------------------------------------------------
Net asset value,
beginning of period                                     $10.00
------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------
Net investment income (a)(d)                               .17
------------------------------------------------------------------
Net realized and unrealized
gain on investments                                        .04
------------------------------------------------------------------
Total from
investment operations                                      .21
------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------
From net
investment income                                         (.17)
------------------------------------------------------------------
Total distributions                                       (.17)
------------------------------------------------------------------
Net asset value,
end of period                                           $10.04
------------------------------------------------------------------
Total return at
net asset value (%)(b)                                    2.09*
------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $89,085
------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                               .63*
------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                              1.73*
------------------------------------------------------------------
Portfolio turnover (%)                                   51.36*
------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period February 28, 2005 reflect a reduction of 0.16% of average net assets per class A shares (Notes 2 and 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------
                                                    For the
                                                     period
                                                  September 7,
                                                  2004+ to
Per-share                                         February 28
operating performance                                 2005
---------------------------------------------------------------
Net asset value,
beginning of period                                  $9.95
---------------------------------------------------------------
Investment operations:
---------------------------------------------------------------
Net investment income (a)(d)                           .12
---------------------------------------------------------------
Net realized and unrealized
gain on investments                                    .08
---------------------------------------------------------------
Total from
investment operations                                  .20
---------------------------------------------------------------
Less distributions:
---------------------------------------------------------------
From net
investment income                                     (.12)
---------------------------------------------------------------
Total distributions                                   (.12)
---------------------------------------------------------------
Net asset value,
end of period                                       $10.03
---------------------------------------------------------------
Total return at
net asset value (%)(b)                                1.99*
---------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $8,961
---------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                           .83*
---------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                          1.31*
---------------------------------------------------------------
Portfolio turnover (%)                               51.36*
---------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period February 28, 2005 reflect a reduction of 0.14% of average net assets per class B shares (Notes 2 and 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------
                                                             For the
                                                              period
                                                           September 7,
                                                            2004+ to
Per-share                                                  February 28
operating performance                                          2005
-----------------------------------------------------------------------
Net asset value,
beginning of period                                           $9.95
-----------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------
Net investment income (a)(d)                                    .10
-----------------------------------------------------------------------
Net realized and unrealized
gain on investments                                             .09
-----------------------------------------------------------------------
Total from
investment operations                                           .19
-----------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------
From net
investment income                                              (.11)
-----------------------------------------------------------------------
Total distributions                                            (.11)
-----------------------------------------------------------------------
Net asset value,
end of period                                                $10.03
-----------------------------------------------------------------------
Total return at
net asset value (%)(b)                                         1.92*
-----------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------
Net assets, end of period
(in thousands)                                              $24,467
-----------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                    .90*
-----------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                                   1.25*
-----------------------------------------------------------------------
Portfolio turnover (%)                                        51.36*
-----------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period February 28, 2005 reflect a reduction of 0.14% of average net assets per class C shares (Notes 2 and 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------
                                                           For the
                                                            period
                                                         September 7,
                                                          2004+ to
Per-share                                                February 28
operating performance                                        2005
---------------------------------------------------------------------
Net asset value,
beginning of period                                         $9.95
---------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------
Net investment income (a)(d)                                  .12
---------------------------------------------------------------------
Net realized and unrealized
gain on investments                                           .10
---------------------------------------------------------------------
Total from
investment operations                                         .22
---------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------
From net
investment income                                            (.14)
---------------------------------------------------------------------
Total distributions                                          (.14)
---------------------------------------------------------------------
Net asset value,
end of period                                              $10.03
---------------------------------------------------------------------
Total return at
net asset value (%)(b)                                       2.22*
---------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $21,834
---------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                  .61*
---------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                                 1.57*
---------------------------------------------------------------------
Portfolio turnover (%)                                      51.36*
---------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period February 28, 2005 reflect a reduction of 0.14% of average net assets per class M shares (Notes 2 and 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------
                                                           For the
                                                            period
                                                         September 7,
                                                           2004+ to
Per-share                                                February 28
operating performance                                        2005
---------------------------------------------------------------------
Net asset value,
beginning of period                                         $9.95
---------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------
Net investment income (a)(d)                                  .14
---------------------------------------------------------------------
Net realized and unrealized
gain on investments                                           .07
---------------------------------------------------------------------
Total from
investment operations                                         .21
---------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------
From net
investment income                                            (.13)
---------------------------------------------------------------------
Total distributions                                          (.13)
---------------------------------------------------------------------
Net asset value,
end of period                                              $10.03
---------------------------------------------------------------------
Total return at
net asset value (%)(b)                                       2.17*
---------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                $10
---------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                  .66*
---------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                                 1.44*
---------------------------------------------------------------------
Portfolio turnover (%)                                      51.36*
---------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period February 28, 2005 reflect a reduction of 0.14% of average net assets per class R shares (Notes 2 and 6).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
February 28, 2005

Note 1
Significant accounting policies

Putnam Floating Rate Income Fund (the "fund") is a series of Putnam Funds Trust (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M and class R shares. The fund began offering class B, class C, class M and class R shares on September 7, 2004. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred shares charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchang ing into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2005, the fund had a capital loss carryover of $55,084 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2013.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and dividends payable. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2005, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


Unrealized appreciation               $913,554
Unrealized depreciation               (202,312)
                                  ------------
Net unrealized appreciation            711,242
Undistributed ordinary income          177,519
Capital loss carryforward              (55,084)
Cost for federal income
tax purposes                      $153,724,916

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Offering costs The offering costs of $66,024 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 28, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2006, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 0.85% of the fund's average net assets.

For the period ended February 28, 2005, the fund's expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $142,398 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the period ended February 28, 2005, the fund paid PFTC $78,167 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the period ended February 28, 2005, the fund's expenses were reduced by $43,108 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $625, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended February 28, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $29,353 and $1,038 from the sale of class A and class M shares, respectively, and received $8,631 and $3,067 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2005, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the period ended February 28, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $189,288,486 and $49,853,257, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At February 28, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   For the period August 4, 2004
                                    (commencement of operations)
                                            to February 28, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,937,932      $109,234,059
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       103,324         1,032,370
----------------------------------------------------------------
                                    11,041,256       110,266,429

Shares repurchased                  (6,012,379)      (60,165,718)
----------------------------------------------------------------
Net increase                         5,028,877       $50,100,711
----------------------------------------------------------------

                                For the period September 7, 2004
                                    (commencement of operations)
                                            to February 28, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            957,983        $9,562,890
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,003            50,085
----------------------------------------------------------------
                                       962,986         9,612,975

Shares repurchased                     (69,978)         (699,737)
----------------------------------------------------------------
Net increase                           893,008        $8,913,238
----------------------------------------------------------------

                                For the period September 7, 2004
                                    (commencement of operations)
                                            to February 28, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,551,959       $25,493,291
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         7,546            75,519
----------------------------------------------------------------
                                     2,559,505        25,568,810

Shares repurchased                    (120,327)       (1,203,638)
----------------------------------------------------------------
Net increase                         2,439,178       $24,365,172
----------------------------------------------------------------

                                For the period September 7, 2004
                                    (commencement of operations)
                                            to February 28, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,694,539       $26,961,364
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,773            57,845
----------------------------------------------------------------
                                     2,700,312        27,019,209

Shares repurchased                    (524,310)       (5,245,528)
----------------------------------------------------------------
Net increase                         2,176,002       $21,773,681
----------------------------------------------------------------

                                For the period September 7, 2004
                                    (commencement of operations)
                                            to February 28, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,013           $10,091
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            11               110
----------------------------------------------------------------
                                         1,024            10,201

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                             1,024           $10,201
----------------------------------------------------------------

At February 28, 2005, Putnam, LLC owned 789 class R shares of the fund (77.1% of class R shares outstanding), valued at $7,914.

Note 5
Initial capitalization and offering
of shares

Prior to August 4, 2004, the fund had no operations other than those related to organizational matters. A capital contribution of $38,479,287 and the issuance of 3,847,929 shares to Putnam, LLC was made on August 4, 2004.

Note 6
Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2005, management fees paid were reduced by $7,552 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $96,450 for the period ended February 28, 2005.

Note 7
Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Federal tax information
(Unaudited)

The Form 1099 you receive in January, 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Results of November 11, 2004 shareholder meeting
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

                                      Votes              Votes
                                       For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                2,821,702,713         1,804,084
Charles B. Curtis                2,821,685,965         1,820,832
Myra R. Drucker                  2,821,795,973         1,710,824
Charles E. Haldeman, Jr.         2,821,791,277         1,715,520
John A. Hill                     2,821,712,751         1,794,046
Ronald J. Jackson                2,821,725,213         1,781,584
Paul L. Joskow                   2,821,743,946         1,762,851
Elizabeth T. Kennan              2,821,709,111         1,797,686
John H. Mullin, III              2,821,728,716         1,778,081
Robert E. Patterson              2,821,746,869         1,759,928
George Putnam, III               2,821,717,761         1,789,036
A.J.C. Smith*                    2,821,699,481         1,807,316
W. Thomas Stephens               2,821,743,102         1,763,695
Richard B. Worley                2,821,828,187         1,678,610

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     4,915,152            --              --

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was approved, with all funds of the Trust voting together as a single class, as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                 2,810,676,404        1,548,589       11,281,804

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to the nearest whole number.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During  2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady [REGISTRATION MARK] Funds Putnam RetirementReady Funds -- nine investment portfolios that offer diversification among stocks, bonds,and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The nine portfolios:

Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN096-223969  4/05


Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
February 28, 2005*  $60,950     $--             $4,250    $--
February 29, 2004   $--         $--             $--       $--

* Fund commenced operations on August 4, 2004.

For the fiscal years ended February 28, 2005 and February 29, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 4,250 and $- respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
February 28, 2005   $--         $--             $--       $--
February 29, 2004   $--         $--             $--       $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 27, 2005


Putnam
Income
Opportunities
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-05

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to present you with this first annual report for Putnam's newest incubated fund, Putnam Income Oppor tunities Fund. The fund pursues high current income through a diversified portfolio of equities, bonds, and other investments selected for yield and moderate risk levels. Putnam's Global Asset Allocation team, under the direction of Jeff Knight, will determine and regularly adjust the fund's allocation to each type of security.

Over the past year, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). Finally, on page 17, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

During the reporting period just ended, the Federal Reserve Board's series of gradual increases in the federal funds rate have occupied much of investors' attention, but generally did not have a significant impact on stock and bond prices. However, over the last two months, we have begun to see a measurable increase in longer-term rates. This, along with the continued high levels of energy prices, has slowed the stock market's momentum even though the U.S. economy is continuing to expand at a moderate pace. Concerns about inflation, dormant for many months, are beginning to influence the markets once again and may well have a negative impact on bond prices.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to keep your fund on track during the reporting period, and the team's plan for responding to the changing market environment.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 20, 2005


Report from Fund Management

Fund highlights

 * For the period beginning with its inception on September 13, 2004, and ending February 28, 2005, Putnam Income Opportunities Fund returned 6.36% without sales charges.

 * For the life-of-fund period ended February 28, 2005, the fund's benchmark, a weighted average of the Lehman Aggregate Bond Index (75%) and the Russell 3000 Index (25%), returned 3.09%.

 * See the Performance Summary beginning on page 12 for additional fund performance and comparative performance information.

Performance commentary

The 12 months ended February 28, 2005, marked a period of dramatic change for both the stock and bond markets. While Putnam Income Opportunities Fund's inception came midway through the period, we feel it would helpful to provide an overview of how the stock and bond markets performed for the entire fiscal year, so that you can see how market conditions affected fund performance. For the majority of the reporting period, both stocks and bonds in the United States posted flat to slightly positive returns. However, as the November 2 elections approached, markets rallied, both at home and abroad, especially within the more historically volatile asset classes. Smaller-capitalization stocks, high- yield bonds, and emerging-market stocks all outperformed, finishing well ahead of larger-cap stocks, investment-grade bonds, and stocks from the more developed international markets. In the first two months of 2005, however, this trend reversed, as investors have generally demanded higher-quality, more yield-oriented stocks and bonds. For the reporting period, your fund's exposure to a variety of asset classes enabled it to outperform its weighted-average benchmark, based on results at net asset value (NAV, without sales charges).

--------------------------------------------------
CUMULATIVE TOTAL RETURN
FOR PERIOD ENDED 2/28/05
--------------------------------------------------
Class A
(inception 9/13/04)           NAV            POP
--------------------------------------------------
Life of fund                 6.36%          0.81%
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a 5.25% sales charge. During this period, the fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Income Opportunities Fund seeks current income, with capital appreciation as a secondary objective, by investing in a diversified portfolio of investment-grade and below-investment-grade bonds, equities, and other investments selected for yield and moderate risk levels.


Market overview

A number of factors affected the patterns that defined the markets in 2004. The positive impact of improving job data, continued high corporate earnings, and low inflation that built up throughout the year seemed to spark a pent-up demand for both stocks and bonds. But that demand was stymied by concerns about rising interest rates, the future of the economy, the war in Iraq, and uncertainty surrounding the presidential election. As November 2 approached, and in the weeks that followed the election, the latent demand in the stock market sent equities, particularly the more sensitive smaller-cap and growth-style stocks, into a strong rally. Prior to that point, performance differences between stocks of different investment styles and market capitalizations had been relatively minor.

On the international stage, two main factors drove stock market performance -- a global "rebalancing" and the devaluation of the U.S. dollar. In local currency terms, the S&P 500 Index, a broad measure of domestic common stock performance, has consistently outperformed international markets since 1997. This trend, however, began to reverse a few years ago as China began the process of industrialization and Europe underwent a number of economic transformations. In 2004, international stocks outperformed their U.S. counterparts on an absolute basis, and when returns were translated back into dollar figures, the difference was even more substantial for both international stocks and bonds. While the dollar recovered somewhat in 2005, this trend of international stocks outperforming their domestic counterparts has continued, with most international indexes outperforming the S&P 500 Index by several percentage points on a year-to-date basis.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 9/13/04 - 2/28/05
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.21%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)      0.59%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)   6.50%
------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)         8.38%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
Russell 3000 Index (broad stock market)                                 8.37%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      7.79%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 18.14%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the period ended 2/28/05.
------------------------------------------------------------------------------


Strategy overview

Putnam Income Opportunities Fund is designed to provide investors with current income through a diversified portfolio of stocks and bonds that carries a relatively low level of risk. To achieve that goal, we target what we believe are attractive securities in a number of areas: domestic and international equities, global high-yield and investment-grade bonds, and real estate investment trusts (REITs). Bonds generally will make up around 75% of the portfolio, while stocks account for 20%, and REITs make up the remaining 5%. As far as security selection is concerned, within both the equity and fixed-income portions of the portfolio, management focuses on yield-oriented securities. For equities, that means identifying primarily dividend-paying stocks that we feel offer an attractive valuation based on their underlying worth. For bonds, we seek out securities throughout the fixed-income universe that offer what we believe is an attractive coupon given the accompanying level of risk. On a geographic level, we seek to invest approximately 20% of the equity side of the portfolio overseas and about 40% of the fixed-income holdings in international bonds. By owning such a broadly diversified portfolio that emphasizes the idea of "positive carry" -- which refers to the reward an investor receives for owning certain securities -- we believe the fund is well positioned to deliver high current income with relatively low market risk.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION]

PORTFOLIO COMPOSITION AS OF 2/28/05

Corporate bonds and notes                                 38.5%

Common stocks                                             25.9%

Foreign government bonds and notes                        18.5%

U.S. Government and agency Mortgage Obligations            6.8%

U.S. Treasury Obligations                                  3.3%

Collateralized mortgage obligations                        3.1%

Short-term investments                                     2.3%

Asset-backed securities                                    2.1%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings and sectors affected performance

Within the fixed-income market, all eyes in 2004 were focused on the Federal Reserve Board (the Fed) as investors braced for what many felt was an inevitable rise in interest rates. By August, the Fed had firmly demonstrated its commitment to raising rates gradually rather than aggressively, as some had feared. Against this backdrop, the yield curve (the difference in yields between bonds of various maturities) flattened considerably, as the yields on shorter-term bonds climbed while longer-term bonds were affected to a lesser degree. High-yield bonds continued to outperform in this environment, as they have for the past few years; in a lower-rate environment, investors were willing to take on added risk in exchange for the higher interest payments these lower-quality securities generally pay. Mortgage- and asset-backed securities also posted strong returns, as many investors returned to the fixed-income market after the Fed solidified its current pro-growth stance.

International fixed-income securities in the portfolio benefited doubly from an equally accommodating market overseas and a weakening U.S. dollar. During the period, investors in non-U.S. markets, like those at home, generally sought out higher yields wherever they could find them, and as a result, the international high-yield sector performed well for the year, as did emerging-market debt.

On the equity side, small-cap stocks with weaker balance sheets (which tend not to pay dividends) performed extremely well after November 2. While your fund had virtually no exposure to this type of stock, this trend has begun to reverse itself in 2005. Large-cap stocks with steady earnings and solid dividends have performed well during the past two months, in particular, and have nearly doubled the return of the S&P 500 Index over the past 12 months. Management believes this is indicative of the start of the "rotation to quality" that many market analysts believed was in the pipeline as early as a year ago.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS]

TOP COUNTRY WEIGHTINGS AS OF 2/28/05

United States                     71.3%

Ireland                            7.3%

Germany                            5.9%

United Kingdom                     2.9%

Austria                            2.3%

Footnote reads:
Weightings are shown as a percentage of portfolio value. Holdings will vary over time.


International equities have performed solidly during the past year, and management believes this trend will likely continue during the coming months. As mentioned earlier, stocks overseas have begun to close the valuation gap that existed between them and their domestic counterparts, and a weak (and possibly weakening) dollar will only add to their attractiveness.

REITs, which have performed exceptionally well for the past few years, were solid holdings during the period. Going forward, however, we feel that the real estate market is poised for a slowdown, and that REITs as an asset class are unlikely to post the kinds of capital gains they have in the past, although we believe there are still attractive yield opportunities within the sector.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe that the remainder of 2005 will bear much more of a resemblance to the first three quarters of 2004 than the last quarter. We feel it is highly unlikely that the strategy of simply "being in the market," which has worked for the last two years, will continue to pay off. While we believe stocks will record a positive return for the year, gains will not necessarily come from all levels of market capitalization and investment styles. Rather, we foresee a continuation in the "rotation to quality" as stocks with solid earnings and healthy balance sheets -- and particularly dividend-paying stocks -- continue to outperform their higher-volatility counterparts. On a geographical basis, we believe the dollar will remain weak, and could weaken further, while international markets should remain strong on an absolute level. International exposure will likely be a key component of generating solid returns. Domestically, the tightening policy the Fed has put into effect will begin to create a more challenging environment for both stocks and bonds, we believe. We find the high-yield sector and REITs less attractive now than they have been in recent months, although some opportunities still exist. In this type of environment, we feel your fund's broad-based diversification, active management, and commitment to balancing risk and yield will be vital to generating solid performance and delivering high current income.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.


Your fund's management

Your fund is managed by the members of the Putnam Global Asset
Allocation Team. Jeffrey Knight is the Portfolio Leader, and Robert Kea, Bruce MacDonald, and Robert Schoen are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Global Asset
Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for February 28, 2005.



------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
------------------------------------------------------------------------------------------------------------
                                     $1 -      $10,001 -    $50,001 -   $100,001 -    $500,001 -  $1,000,001
                     Year     $0     $10,000   $50,000     $100,000     $500,000    $1,000,000      and over
------------------------------------------------------------------------------------------------------------
Jeffrey Knight       2005      *
------------------------------------------------------------------------------------------------------------
Portfolio Leader
------------------------------------------------------------------------------------------------------------
Robert Kea           2005      *
------------------------------------------------------------------------------------------------------------
Portfolio Member
------------------------------------------------------------------------------------------------------------
Bruce MacDonald      2005      *
------------------------------------------------------------------------------------------------------------
Portfolio Member
------------------------------------------------------------------------------------------------------------
Robert Schoen        2005      *
------------------------------------------------------------------------------------------------------------
Portfolio Member
------------------------------------------------------------------------------------------------------------

Putnam Income Opportunities Fund's inception date was 9/13/04.



Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is less than $10,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation:
Growth, Balanced, and Conservative Portfolios and nine Putnam
RetirementReady Funds. He is also a Portfolio Member of The George Putnam Fund of Boston.

Robert Kea, Bruce MacDonald, and Robert Schoen are also Portfolio
Members of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and nine Putnam RetirementReady Funds.

Jeffrey Knight, Robert Kea, Bruce MacDonald, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Since your fund's inception on September 13, 2004, there have been no changes in your fund's Portfolio Leader or Portfolio Members.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for February 28, 2005.


PUTNAM EXECUTIVE BOARD

-------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -    $50,001-    $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
-------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
Chief Technology Officer
-------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
Head of Global Institutional Mgmt
-------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
Deputy Head of Investments
-------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
Head of Investments
-------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005      *
President and CEO
-------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
Chief Financial Officer
-------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
Chief of Operations
-------------------------------------------------------------------------------------------------
Francis McNamara, III               2005      *
General Counsel
-------------------------------------------------------------------------------------------------
Richard Monaghan                    2005      *
Head of Retail Management
-------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
Chief Administrative Officer
-------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
Deputy Head of Investments
-------------------------------------------------------------------------------------------------

The fund's inception date was 9/13/04.



Performance summary

This section shows your fund's performance during its partial first fiscal year, which ended February 28, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN FOR PERIOD ENDED 2/28/05
------------------------------------------------------------------------------
                                                          Class A
(inception date)                                          (9/13/04)
------------------------------------------------------------------------------
                                                          NAV            POP
------------------------------------------------------------------------------
Life of fund                                              6.36%          0.81%
------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.25%.

During this period, the fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.

------------------------------------------------------------------------------
CUMULATIVE COMPARATIVE INDEX RETURN FOR PERIOD ENDED 2/28/05
------------------------------------------------------------------------------
                                                          75% Lehman
                                                          Aggregate Bond
                                                          Index/25% Russell
                                                          3000 Index
------------------------------------------------------------------------------
Life of fund                                              3.09%
------------------------------------------------------------------------------


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT ($9,475 after sales charge) Cumulative total return, 9/13/04 to 2/28/05

                                                75% Lehman Aggregate
                 Fund's class A shares          Bond Index/25%
                 at POP                         Russell 3000 Index

9/13/04           9,475                           10,000
9/30/04           9,507                           10,059
10/04             9,706                           10,163
11/04             9,915                           10,221
12/04            10,100                           10,382
1/05              9,985                           10,362
2/05            $10,081                          $10,309


------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN FOR LIFE-OF-FUND PERIOD ENDED 3/31/05
(MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------
                                                          Class A
(inception date)                                          (9/13/04)
------------------------------------------------------------------------------
                                                          NAV            POP
------------------------------------------------------------------------------
Life of fund                                              5.03%         -0.44%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION FOR LIFE OF FUND ENDED 2/28/05
------------------------------------------------------------------------------
                                                                  Class A
------------------------------------------------------------------------------
Distributions (number)                                               3
------------------------------------------------------------------------------
Income                                                            $0.139
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                                                            --
------------------------------------------------------------------------------
Short-term                                                        $0.006
------------------------------------------------------------------------------
Total                                                             $0.145
------------------------------------------------------------------------------
Share value:                                                 NAV        POP
------------------------------------------------------------------------------
9/13/04                                                      $10.00     $10.55
------------------------------------------------------------------------------
2/28/05                                                       10.49      11.07
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 1                                       3.43%      3.25%
------------------------------------------------------------------------------
Current 30-day SEC yield
(with expense limitation) 2,3                                 3.64       3.45
------------------------------------------------------------------------------
Current 30-day SEC yield
(without expense limitatiion) 2                               1.83       1.74
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

3 During this period, the fund was sold on a limited basis with limited assets and expenses, without which yields would have been slower.

Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. In the most recent reporting period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Opportunities Fund for which you paid the maximum applicable sales charge from September 13, 2004 (the fund's inception), to February 28, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns from the fund's inception, 9/13/04 to 2/28/05
------------------------------------------------------------------------------
                                                                    Class A
------------------------------------------------------------------------------
Expenses paid per $1,000*                                             $3.54
------------------------------------------------------------------------------
Ending value (after expenses)                                     $1,063.60
------------------------------------------------------------------------------

* Expenses are calculated using the fund's annualized expense ratio, 0.74%, which represents the fund's ongoing expenses as a percentage of net assets for the period from 9/13/04 to 2/28/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended February 28, 2005, use the calculation method below. To find the value of your investment on September 13, 2004, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                              Expenses paid              expenses
investment on 9/13/04  [DIV]  $1,000   x   per $1,000               = paid
------------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000                [DIV]  $1,000   x   $3.54 (see table above)  = $35.40
------------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return from the fund's inception, 9/13/04, to 2/28/05
------------------------------------------------------------------------------
                                                                  Class A
------------------------------------------------------------------------------
Expenses paid per $1,000*                                           $3.46
------------------------------------------------------------------------------
Ending value (after expenses)                                   $1,019.72
------------------------------------------------------------------------------

* Expenses are calculated using the fund's annualized expense ratio, 0.74%, which represents the fund's ongoing expenses as a percentage of net assets for the period from 9/13/04 to 2/28/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S.
companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


Trustee approval of management contract

The Board of Trustees of the Putnam funds oversees the management of your fund and, as required by law, approves your fund's management contract with Putnam Management. In approving your fund's management contract, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary under the circumstances. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved your fund's management contract, effective June 15, 2004.

The Trustees considered numerous factors they believe relevant in approving your fund's management contract. The Trustees considered Putnam Management's investment rationale for the launching your fund, noting Putnam Management's strategy to position the fund as an alternative to traditional income funds investing in fixed-income securities. The Trustees also considered the quality of the investment management services expected to be provided by Putnam Management, based in part on Putnam Management's experience in managing other income products, particularly those with multiple asset sectors. The Trustees also reviewed and discussed with Putnam Management the breakdown of the fund's anticipated allocation of assets across global investment grade bonds, global high yield bonds, real estate investment trusts and U.S. and non-U.S. dividend paying common stocks.

The Trustees also considered the experience and skills of the individuals comprising Putnam Management's Global Asset Allocation Team, including the individuals listed under "Your fund's management" in this report, noting the resources that Putnam Management has made available to such personnel and, in general, the ability of Putnam Management to attract and retain high-quality personnel.

The Trustees reviewed the proposed management fee for your fund and the proposed voluntary expense limitation to be implemented through at least your fund's first fiscal year. In this regard, the Trustees considered the fee schedules currently in effect for other Putnam funds investing in similar securities, as well as an analysis of the fees of competitive funds investing in similar securities.

Based on this evaluation, the Trustees believe that the proposed fee schedule for your fund represents reasonable compensation in light of the nature and quality of the services to be provided to your fund and the fees paid by competitive funds. This conclusion was based on a comprehensive consideration of all information provided to the Trustees and was not the result of any single factor.


Other information for shareholders

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Income Opportunities Fund
(a series of Putnam Fund's Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Income Opportunities Fund (the "fund") at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 13, 2004 (commencement of operations) to February 28, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at February 28, 2005, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2005


The fund's portfolio
February 28, 2005

Corporate bonds and notes (38.5%) (a)
Principal amount                                                          Value

Financial (4.3%)
-------------------------------------------------------------------------------
EUR     23,000 Bayerische Landesbank bonds Ser. 5,
               5 1/4s, 2009 (Germany)                                   $33,029
EUR    150,000 Depfa ACS Bank sr. sec. public loan
               notes 3 1/4s, 2008 (Ireland)                             200,971
                                                                 --------------
                                                                        234,000

Government (2.4%)
-------------------------------------------------------------------------------
CHF     40,000 European Investment Bank
               supranational bank bonds 3 1/2s,
               2014 (Supra-Nation)                                       38,283
EUR     24,000 Norddeutsche Landesbank Girozentrale
               bonds Ser. 7, 5 3/4s,  2010
               (Germany)                                                 35,787
CHF     60,000 Oester Postspark Bawag foreign
               government guaranty Ser.  EMTN,
               3 1/4s, 2011 (Austria)                                    55,429
                                                                 --------------
                                                                        129,499

Other (31.8%)
-------------------------------------------------------------------------------
      $235,000 Core Investment Grade Bond Trust I
               pass-through certificates  4.727s,
               2007                                                     236,969
       495,000 Dow Jones CDX HY 144A pass-through
               certificates  7 3/4s, 2009                               500,569
       235,000 Dow Jones CDX HY 144A pass-through
               certificates Ser. 3-2,  6 3/8s, 2009                     238,819
       495,000 Dow Jones CDX HY 144A pass-through
               certificates Ser. 3-3,  8s, 2009                         500,569
        50,000 Dow Jones CDX HY 144A pass-through
               certificates Ser. 3-4,  10 1/2s,
               2009                                                      49,906
EUR    150,000 iBond Securities, PLC sec. FRN Ser.
               4C, 2.525s, 2009 (Ireland)                               199,936
                                                                 --------------
                                                                      1,726,768
                                                                 --------------
               Total Corporate bonds and notes
               (cost $2,047,801)                                     $2,090,267

Common stocks (25.9%) (a)
Number of shares                                                          Value

Basic Materials (0.7%)
-------------------------------------------------------------------------------
           201 Dow Chemical Co. (The)                                   $11,085
           223 Eastman Chemical Co.                                      12,876
           163 Louisiana-Pacific Corp.                                    4,282
            41 Plum Creek Timber Company, Inc. (R)                        1,540
           111 PPG Industries, Inc.                                       7,986
            30 Rayonier, Inc. (R)                                         1,440
                                                                 --------------
                                                                         39,209

Capital Goods (1.2%)
-------------------------------------------------------------------------------
           106 3M Co.                                                     8,898
           191 Boeing Co. (The)                                          10,499
            86 Dover Corp.                                                3,326
           109 Emerson Electric Co.                                       7,229
           211 Kimball International, Inc. Class B                        3,015
           250 Lincoln Electric Holdings, Inc.                            7,900
            65 Mueller Industries, Inc.                                   2,046
           208 Nordson Corp.                                              8,318
            42 Rockwell Automation, Inc.                                  2,610
           454 Standard Register Co. (The)                                6,170
           185 USEC, Inc.                                                 2,738
                                                                 --------------
                                                                         62,749

Communication Services (0.4%)
-------------------------------------------------------------------------------
           412 AT&T Corp.                                                 8,005
           566 Citizens Communications Co.                                7,550
            72 Earthlink, Inc. (NON)                                        629
            69 Echostar Communications Corp. Class
               A                                                          2,053
           160 Verizon Communications, Inc.                               5,755
                                                                 --------------
                                                                         23,992

Conglomerates (0.2%)
-------------------------------------------------------------------------------
           307 General Electric Co.                                      10,806

Consumer Cyclicals (2.1%)
-------------------------------------------------------------------------------
           152 Abercrombie & Fitch Co. Class A                            8,162
           157 American Eagle Outfitters, Inc.                            8,498
           154 Ameristar Casinos, Inc.                                    7,543
            66 Autoliv, Inc.                                              3,296
           149 Catalina Marketing Corp.                                   4,016
           230 Cherokee, Inc.                                             8,273
            71 Cummins, Inc.                                              5,212
           299 Gap, Inc. (The)                                            6,378
            33 Harrah's Entertainment, Inc.                               2,164
           509 Host Marriott Corp. (R)                                    8,134
           204 International Game Technology                              6,214
            90 JC Penney Co., Inc. (Holding Co.)                          4,004
           348 Limited Brands, Inc.                                       8,275
            30 McGraw-Hill Companies, Inc. (The)                          2,756
           487 Metro-Goldwyn-Mayer, Inc.                                  5,800
            79 Nordstrom, Inc.                                            4,247
           138 PDI, Inc. (NON)                                            2,761
            87 Pixar, Inc. (NON)                                          7,780
           116 ServiceMaster Co. (The)                                    1,542
           388 Time Warner, Inc. (NON)                                    6,685
            58 Too, Inc. (NON)                                            1,540
            37 USG Corp. (NON)                                            1,169
                                                                 --------------
                                                                        114,449

Consumer Staples (1.2%)
-------------------------------------------------------------------------------
           115 Altria Group, Inc.                                         7,550
           132 Clorox Co.                                                 7,925
           542 Ingles Markets, Inc. Class A                               7,051
           109 Kimberly-Clark Corp.                                       7,192
           131 Labor Ready, Inc. (NON)                                    2,460
           181 Lance, Inc.                                                2,883
           124 McDonald's Corp.                                           4,102
            82 Reynolds American, Inc.                                    6,720
            68 Sara Lee Corp.                                             1,523
           254 Supervalu, Inc.                                            8,070
           484 Vector Group, Ltd.                                         8,083
                                                                 --------------
                                                                         63,559

Energy (1.1%)
-------------------------------------------------------------------------------
           252 ChevronTexaco Corp.                                       15,644
           107 ConocoPhillips                                            11,865
           472 ExxonMobil Corp. (SEG)                                    29,882
            38 Marathon Oil Corp.                                         1,799
                                                                 --------------
                                                                         59,190

Financial (7.9%)
-------------------------------------------------------------------------------
           333 Advanta Corp. Class B                                      8,065
            33 Alexandria Real Estate Equities,
               Inc. (R)                                                   2,210
            49 AMB Property Corp. (R)                                     1,902
            72 American First Apartment Investors,
               Inc. (R)                                                     865
            98 American Home Mortgage Investment
               Corp. (R)                                                  3,053
           156 Apartment Investment & Management
               Co. Class A (R)                                            5,969
           270 Archstone-Smith Operating Trust (R)                        9,134
            23 Arden Realty, Inc. (R)                                       790
            92 Associated Estates Realty Corp. (R)                          907
           100 Avalonbay Communities, Inc. (R)                            6,950
           305 Bank of America Corp.                                     14,228
            71 Bedford Property Investors (R)                             1,655
           152 Boston Properties, Inc. (R)                                9,090
            33 Camden Property Trust (R)                                  1,531
            30 CarrAmerica Realty Corp. (R)                                 938
           173 Catellus Development Corp. (R)                             4,777
            49 CBL & Associates Properties (R)                            3,651
           337 CharterMac                                                 7,384
           179 Citigroup, Inc.                                            8,542
            54 Commerce Group, Inc.                                       3,682
            94 CompuCredit Corp. (NON)                                    2,812
            70 Corporate Office Properties Trust
               (R)                                                        1,852
            73 Countrywide Financial Corp.                                2,537
           130 Cousins Properties, Inc. (R)                               3,527
            77 Crescent Real Estate Equities Co.
               (R)                                                        1,255
            85 Developers Diversified Realty Corp.
               (R)                                                        3,556
            85 Duke Realty Investments, Inc. (R)                          2,693
            52 Entertainment Properties Trust (R)                         2,132
           404 Equity Office Properties Trust (R)                        12,189
           323 Equity Residential Properties Trust
               (R)                                                       10,598
            54 Essex Property Trust, Inc. (R)                             3,892
            29 Federal Realty Investment Trust (R)                        1,456
           171 First American Corp.                                       6,250
           372 Flagstar Bancorp, Inc.                                     7,645
            44 Gables Residential Trust (R)                               1,548
           223 General Growth Properties, Inc. (R)                        7,783
            47 Glenborough Realty Trust, Inc. (R)                           927
           119 Health Care Property Investors, Inc.
               (R)                                                        2,999
           100 Hersha Hospitality Trust (R)                               1,175
           132 Hospitality Properties Trust (R)                           5,474
           288 HRPT Properties Trust (R)                                  3,652
           328 IMPAC Mortgage Holdings, Inc. (R)                          6,314
           222 IndyMac Bancorp, Inc.                                      7,990
           182 Innkeepers USA Trust (R)                                   2,430
            90 KeyCorp                                                    2,970
            87 Kilroy Realty Corp. (R)                                    3,672
           165 Kimco Realty Corp. (R)                                     8,763
            17 Kramont Realty Trust (R)                                     396
           100 Liberty Property Trust (R)                                 4,146
           165 Lincoln National Corp.                                     7,730
            54 Loews Corp. - Carolina Group                               1,768
           209 LTC Properties, Inc. (R)                                   3,766
           100 Macerich Co. (The)                                         5,721
            95 Mack-Cali Realty Corp. (R)                                 4,199
           331 MBNA Corp.                                                 8,397
           238 MCG Capital Corp.                                          4,139
            76 Mills Corp. (R)                                            4,104
           142 Mission West Properties (R)                                1,539
           166 National City Corp.                                        5,938
           112 National Financial Partners Corp.                          4,424
           101 National Health Investors, Inc. (R)                        2,624
            77 National Health Realty, Inc. (R)                           1,402
           172 Nationwide Health Properties, Inc.
               (R)                                                        3,559
            18 New Century Financial Corp. (R)                              913
           112 New Plan Excel Realty Trust (R)                            2,930
           286 New York Community Bancorp, Inc.                           5,251
           167 Novastar Financial, Inc. (R)                               5,944
           166 Omega Healthcare Investors, Inc. (R)                       1,909
            65 Pan Pacific Retail Properties, Inc.
               (R)                                                        3,780
           249 ProLogis Trust (R)                                         9,900
           497 Providian Financial Corp. (NON)                            8,524
           163 Public Storage, Inc. (R)                                   8,893
           251 RAIT Investment Trust (R)                                  6,739
           116 Realty Income Corp. (R)                                    2,728
           155 Reckson Associates Realty Corp. (R)                        4,735
            17 Regency Centers Corp. (R)                                    867
            47 Saul Centers, Inc. (R)                                     1,622
           154 Senior Housing Properties Trust (R)                        2,760
           231 Simon Property Group, Inc. (R)                            14,313
            71 SL Green Realty Corp. (R)                                  4,003
            60 Summit Properties, Inc.                                    1,884
           114 Tanger Factory Outlet Centers (R)                          2,719
           108 Taubman Centers, Inc. (R)                                  3,095
           239 Trizec Properties, Inc. (R)                                4,290
           345 U.S. Bancorp                                              10,264
            82 UICI                                                       2,248
           208 United Dominion Realty Trust, Inc.
               (R)                                                        4,597
            37 Universal Health Realty Income Trust
               (R)                                                        1,112
           139 Urstadt Biddle Properties, Inc.
               Class A (R)                                                2,257
           126 Ventas, Inc. (R)                                           3,253
           175 Vornado Realty Trust (R)                                  12,023
           110 Weingarten Realty Investors (R)                            4,051
            72 Westcorp                                                   3,258
            99 Winston Hotels, Inc. (R)                                   1,104
           168 Zenith National Insurance Corp.                            8,506
                                                                 --------------
                                                                        427,738

Health Care (1.7%)
-------------------------------------------------------------------------------
           242 Abbott Laboratories                                       11,130
           141 Becton, Dickinson and Co.                                  8,442
           352 Bristol-Myers Squibb Co.                                   8,811
           204 Caremark Rx, Inc. (NON)                                    7,809
           100 Celgene Corp. (NON)                                        2,738
            25 Coventry Health Care, Inc. (NON)                           1,578
           317 eResearch Technology, Inc. (NON)                           4,936
           268 Johnson & Johnson                                         17,581
           357 Merck & Co., Inc.                                         11,317
           267 Pfizer, Inc.                                               7,019
           121 UnitedHealth Group, Inc.                                  11,030
            10 WellPoint, Inc. (NON)                                      1,221
                                                                 --------------
                                                                         93,612

Other (6.1%)
-------------------------------------------------------------------------------
           323 iShares MSCI Pacific ex-Japan Index
               Fund                                                      30,213
         1,066 iShares Russell 1000 Growth Index
               Fund                                                     173,918
           342 iShares S&P Latin America 40 Index
               Fund                                                      30,524
           344 S&P 500 Index Depositary Receipts
               (SPDR Trust Series 1)                                     41,514
         1,497 streetTRACKS Dow Jones Stoxx 50 Fund                      57,709
                                                                 --------------
                                                                        333,878

Technology (2.4%)
-------------------------------------------------------------------------------
           140 Adobe Systems, Inc.                                        8,645
         2,915 Agere Systems, Inc. Class B (NON)                          4,722
           177 Agilysys, Inc.                                             3,338
           450 Atmel Corp. (NON)                                          1,418
           252 Autodesk, Inc.                                             7,489
           663 Cisco Systems, Inc. (NON)                                 11,549
            79 Citrix Systems, Inc. (NON)                                 1,778
            58 Freescale Semiconductor, Inc. Class
               B (NON)                                                    1,112
           538 Hewlett-Packard Co.                                       11,190
           111 Ingram Micro, Inc. Class A (NON)                           1,989
           656 Intel Corp.                                               15,731
           165 Inter-Tel, Inc.                                            4,536
            40 Linear Technology Corp.                                    1,562
            73 Maxim Integrated Products, Inc.                            3,140
           668 Microsoft Corp. (SEG)                                     16,820
           597 Motorola, Inc.                                             9,349
             9 National Semiconductor Corp.                                 180
            55 PalmOne, Inc. (NON)                                        1,310
           334 PerkinElmer, Inc.                                          7,408
           266 Qualcomm, Inc.                                             9,605
           347 Symantec Corp. (NON)                                       7,637
            81 United Online, Inc. (NON)                                    879
                                                                 --------------
                                                                        131,387

Transportation (0.4%)
-------------------------------------------------------------------------------
            39 FedEx Corp.                                                3,813
           188 J. B. Hunt Transport Services, Inc.                        8,872
           138 Norfolk Southern Corp.                                     4,953
            29 Overseas Shipholding Group                                 1,888
                                                                 --------------
                                                                         19,526

Utilities & Power (0.5%)
-------------------------------------------------------------------------------
            70 Alliant Energy Corp.                                       1,873
           221 Cleco Corp.                                                4,484
            49 Edison International                                       1,592
            82 Energen Corp.                                              5,289
            16 KeySpan Corp.                                                633
            60 National Fuel Gas Co.                                      1,699
            43 NSTAR                                                      2,387
            83 ONEOK, Inc.                                                2,432
            85 TXU Corp.                                                  6,481
                                                                 --------------
                                                                         26,870
                                                                 --------------
               Total Common stocks
               (cost $1,302,421)                                     $1,406,965

Foreign government bonds and notes (18.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
EUR     52,000 Austria (Republic of) 144A notes
               Ser. EMTN, 3.8s, 2013                                    $69,760
EUR     50,000 Belgium (Kingdom of) bonds Ser. 38,
               5s, 2012                                                  72,963
CAD    100,000 Canada Housing Trust govt. guaranty
               5.1s, 2007                                                85,057
DKK    149,000 Denmark (Kingdom of) bonds 6s, 2009                       29,920
EUR     63,000 France (Government of) bonds 5 1/2s,
               2029                                                     100,420
EUR    180,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                        253,708
EUR     70,000 Netherlands (Government of) bonds
               5s, 2012                                                 102,101
EUR     50,000 Portugal (Republic of) treasury
               notes Ser. JUN, 4 3/8s, 2014                              69,957
EUR     26,000 Spain (Government of) bonds 6.15s,
               2013                                                      40,718
SEK    125,000 Sweden (Government of) debs. Ser.
               1041, 6 3/4s, 2014                                        22,512
GBP     10,000 United Kingdom bonds 4 1/4s, 2036                         18,456
GBP     69,000 United Kingdom treasury bonds
               7 1/2s, 2006                                             138,971
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $926,814)                                 $1,004,543

U.S. government and agency mortgage obligations (6.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $25,268 Federal Home Loan Mortgage
               Corporation 6 1/2s, October 1, 2034                      $26,352
               Federal National Mortgage
               Association Pass-Through
               Certificates
       258,076 6 1/2s, with due dates from May 1,
               2032 to September 1, 2032                                269,226
        70,000 6 1/2s, TBA, March 1, 2035                                72,904
                                                                 --------------
               Total U.S. government and agency
               mortgage  obligations
               (cost $370,387)                                         $368,482

U.S. Treasury obligations (3.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $89,000 U.S. Treasury Bonds 6 1/4s, May 15,
               2030                                                    $108,149
               U.S. Treasury Notes
        49,000 4 3/8s, August 15, 2012                                   49,505
        24,000 3 7/8s, May 15, 2009                                      23,978
                                                                 --------------
               Total U.S. Treasury obligations
               (cost $179,719)                                         $181,632

Collateralized mortgage obligations (3.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
        $6,000 Chase Commercial Mortgage Securities
               Corp. 144A Ser. 98-1,  Class H,
               6.34s, 2030                                               $5,127
         7,000 CS First Boston Mortgage Securities
               Corp. Ser. 97-C2, Class F,  7.46s,
               2035                                                       7,537
               Fannie Mae
           755 Ser. 02-T12, Class A4, 9 1/2s, 2042                          823
         8,862 Ser. 02-T16, Class A3, 7 1/2s, 2042                        9,422
         5,910 Ser. 02-T18, Class A4, 7 1/2s, 2042                        6,284
         1,878 Ser. 01-T12, Class A2, 7 1/2s, 2041                        1,993
         1,338 Ser. 02-T6, Class A3, 9 1/2s, 2041                         1,456
         3,257 Ser. 02-T4, Class A4, 9 1/2s, 2041                         3,547
           291 Ser. 01-T1, Class A1, 7 1/2s, 2040                           309
           282 Ser. 01-T3, Class A1, 7 1/2s, 2040                           298
           435 Ser. 99-T2, Class A1, 7 1/2s, 2039                           462
           597 Ser. 01-T4, Class A1, 7 1/2s, 2028                           636
         6,000 Ser. 05-W1, Class 1A4, 7 1/2s, 2044                        6,402
         5,946 Ser. 04-W11, Class 1A4, 7 1/2s, 2044                       6,331
         4,668 Ser. 04-W12, Class 1A4, 7 1/2s, 2044                       4,969
           950 Ser. 04-W14, Class 2A, 7 1/2s, 2044                        1,008
        34,044 Ser. 03-W1, Class 2A, 7 1/2s, 2042                        36,096
         1,353 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                        1,438
         4,945 Ser. 02-W4, Class A5, 7 1/2s, 2042                         5,254
         5,062 Ser. 02-W6, Class 2A, 7 1/2s, 2042                         5,376
           733 Ser. 02-W3, Class A5, 7 1/2s, 2028                           779
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
        10,679 Ser. T-60, Class 1A3, 7 1/2s, 2044                        11,311
         7,988 Ser. T-57, Class 1A3, 7 1/2s, 2043                         8,479
           718 Ser. T-42, Class A6, 9 1/2s, 2042                            782
         1,428 Ser. T-42, Class A5, 7 1/2s, 2042                          1,517
        33,700 Ser. T-51, Class 2A, 7 1/2s, 2042                         35,712
         4,000 LB Commercial Conduit Mortgage Trust
               144A Ser. 98-C4,  Class J, 5.6s,
               2035                                                       2,873
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $167,793)                             $166,221

Asset-backed securities (2.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $16,374 American Home Mortgage Investment
               Trust FRB Ser. 04-3, Class
               3A, 3.71s, 2034                                          $16,251
               Bear Stearns Alternate Trust
        17,173 Ser. 04-12, Class 2A2, 5.123s, 2035                       17,393
         1,758 Ser. 04-11, Class 2A2, 4.966s, 2034                        1,837
         1,934 First Consumers Master Trust FRN
               Ser. 01-A, Class A, 2.9s, 2008                             1,925
         5,000 Metris Master Trust 144A FRN Ser.
               00-3, Class C, 3.979s, 2009                                5,011
         2,764 Residential Accredit Loans, Inc.
               Ser. 04-QA5, Class A2, 5.004s, 2034                        2,793
               Structured Adjustable Rate Mortgage
               Loan Trust
        41,666 Ser. 05-1, Class 1A1, 5.16s, 2035                         42,239
         3,770 Ser. 04-16, Class 1A2, 5.038s, 2034                        3,813
        20,283 Wells Fargo Mortgage Backed
               Securities Trust Ser. 04-I, Class
               1A1, 3.393s, 2035                                         20,168
         3,000 WFS Financial Owner Trust Ser. 05-1,
               Class D, 4 1/4s, 2012                                      2,979
                                                                 --------------
               Total Asset-backed securities
               (cost $115,108)                                         $114,409

Short-term investments (2.3%) (a) (cost $124,654)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $124,654 Putnam Prime Money Market Fund (d)                      $124,654
-------------------------------------------------------------------------------
               Total Investments (cost $5,234,697)                   $5,457,173
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,426,113.

(NON) Non-income-producing security.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at February 28, 2005.

  (R) Real Estate Investment Trust.

  (d) See Note 6 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at February 28, 2005.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at February 28, 2005:
(as a percentage of Portfolio Value)

Austria                     2.3%
Belgium                     1.3
Canada                      1.6
France                      1.8
Germany                     5.9
Ireland                     7.3
Netherlands                 1.9
Portugal                    1.3
Spain                       0.7
United Kingdom              2.9
United States              71.3
Other                       1.7
                          -----
Total                     100.0%



Forward currency contracts to buy at February 28, 2005
(aggregate face value $431,103)

                                                                                         Unrealized
                                                          Aggregate         Delivery     appreciation/
                                        Value             face value        date         (depreciation)
-------------------------------------------------------------------------------------------------------
Australian Dollar                       $78,412           $76,781           4/20/05      $1,631
Canadian Dollar                          15,465            15,128           4/20/05         337
Euro                                      9,824             9,648           3/16/05         176
Japanese Yen                            306,644           313,609           5/18/05      (6,965)
New Zealand Dollar                        2,247             2,201           4/20/05          46
South Korean Won                         14,214            13,736           5/18/05         478
-------------------------------------------------------------------------------------------------------
                                                                                        $(4,297)
-------------------------------------------------------------------------------------------------------




Forward currency contracts to sell at February 28, 2005
(aggregate face value $925,303)

                                                                                         Unrealized
                                                          Aggregate         Delivery     appreciation/
                                        Value             face value        date         (depreciation)
-------------------------------------------------------------------------------------------------------
Australian Dollar                       $58,572           $57,350           4/20/05      $(1,222)
British Pound                            27,703            27,124           3/16/05         (579)
Canadian Dollar                          62,428            64,589           4/20/05        2,161
Danish Krone                             18,625            18,672           3/16/05           47
Euro                                    668,943           667,766           3/16/05       (1,177)
Swedish Krona                            13,226            13,436           3/16/05          210
Swiss Franc                              74,608            76,366           3/16/05        1,758
-------------------------------------------------------------------------------------------------------
                                                                                          $1,198
-------------------------------------------------------------------------------------------------------




Futures contracts outstanding at February 28, 2005

                                                                                         Unrealized
Number                                                    Aggregate         Expiration   appreciation/
of contracts                            Value             face value        date         (depreciation)
-------------------------------------------------------------------------------------------------------
7     U.S. Treasury Note 5 yr (Short)   $753,047          $757,761          Jun-05       $4,714
5     U.S. Treasury Note 10 yr (Long)    549,375           552,906          Jun-05       (3,531)
1     Euro-Schatz 2 yr (Short)           140,803           141,025          Mar-05          222
1     Japanese Government Bond
      10 Yr Mini (Long)                  132,454           132,554          Mar-05         (100)
2     Russell 2000 Index Mini (Short)    126,940           126,696          Mar-05         (244)
2     S&P 500 Index (Long)               120,400           118,634          Mar-05        1,766
1     U.S. Treasury Bond (Short)         112,344           113,222          Jun-05          878
-------------------------------------------------------------------------------------------------------
                                                                                         $3,705
-------------------------------------------------------------------------------------------------------




Interest rate swap contracts outstanding at February 28, 2005

                                                          Notional          Termination   Unrealized
                                                          amount            date          appreciation
------------------------------------------------------------------------------------------------------
Agreement with UBS, AG dated January 25, 2005
to pay semi-annually the notional amount multiplied
by 3.03% and receive quarterly the notional amount
multiplied by the three month CAD-BA-CDOR.                CAD 300,000       1/25/07       $343
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
February 28, 2005

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $5,110,043)                  $5,332,519
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $124,654) (Note 6)                124,654
-------------------------------------------------------------------------------
Foreign currency (cost $3,088) (Note 1)                                 3,257
-------------------------------------------------------------------------------
Dividends, interest and other receivables                              57,980
-------------------------------------------------------------------------------
Receivable for securities sold                                         16,644
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                               343
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                1,132
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                 6,844
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                 754
-------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                       13,757
-------------------------------------------------------------------------------
Unamortized offering costs (Note 1)                                     2,041
-------------------------------------------------------------------------------
Total assets                                                        5,559,925

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                        6,395
-------------------------------------------------------------------------------
Payable for securities purchased                                       24,295
-------------------------------------------------------------------------------
Payable for purchases of delayed delivery securities                   73,271
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                906
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                    483
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            5,667
-------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                     3,800
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                    9,943
-------------------------------------------------------------------------------
Other accrued expenses                                                  9,052
-------------------------------------------------------------------------------
Total liabilities                                                     133,812
-------------------------------------------------------------------------------
Net assets                                                         $5,426,113

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1,4 and 5)    $5,178,138
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)              (8,682)
-------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                         32,173
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                     224,484
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                 $5,426,113
-------------------------------------------------------------------------------

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($5,426,113 divided by 517,034 shares)                                 $10.49
-------------------------------------------------------------------------------
Offering price per class A shares (100/94.75 of $10.49)*               $11.07
-------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.


Statement of operations
Period ended February 28, 2005

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $3,267 from
investments in affiliated issuers) (Note 6)                           $84,565
-------------------------------------------------------------------------------
Dividends                                                              23,577
-------------------------------------------------------------------------------
Total investment income                                               108,142

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                       15,707
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                        1,340
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                 2,604
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                                931
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        5,680
-------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                 1,759
-------------------------------------------------------------------------------
Reports to shareholders                                                 3,539
-------------------------------------------------------------------------------
Auditing                                                               30,105
-------------------------------------------------------------------------------
Legal                                                                   5,208
-------------------------------------------------------------------------------
Other                                                                     668
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 6)                 (49,663)
-------------------------------------------------------------------------------
Total expenses                                                         17,878
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                                (89)
-------------------------------------------------------------------------------
Net expenses                                                           17,789
-------------------------------------------------------------------------------
Net investment income                                                  90,353
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                       49,376
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                           582
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (43,610)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                   (2,040)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and swap contracts during the period                        226,524
-------------------------------------------------------------------------------
Net gain on investments                                               230,832
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $321,185
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                              For the period
                                                             September 13, 2004
                                                              (commencement
                                                              of operations)
Increase in net assets                                     to February 28, 2005
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                                                 $90,353
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                   6,348
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                      224,484
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                                            321,185
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                                            (70,023)
-------------------------------------------------------------------------------
From net realized short-term gain on
investments                                                            (3,187)
-------------------------------------------------------------------------------
Increase from capital share transactions
(Notes 4 and 5)                                                       178,138
-------------------------------------------------------------------------------
Total increase in net assets                                          426,113

Net assets
-------------------------------------------------------------------------------
Beginning of period (Note 5)                                        5,000,000
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $8,682)                         $5,426,113
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------
                                                         For the period
                                                        September 13, 2004+
Per-share                                                 to February 28,
operating performance                                          2005
------------------------------------------------------------------------------
Net asset value,
beginning of period                                          $10.00
------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------
Net investment income (a)(b)                                    .18
------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                      .46
------------------------------------------------------------------------------
Total from
investment operations                                           .64
------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------
From net
investment income                                              (.14)
------------------------------------------------------------------------------
From net realized gain
on investment                                                  (.01)
------------------------------------------------------------------------------
Total distributions                                            (.15)
------------------------------------------------------------------------------
Net asset value,
end of period                                                $10.49
------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                         6.36*
------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                               $5,426
------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                                    .34*
------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                                   1.73*
------------------------------------------------------------------------------
Portfolio turnover (%)                                        33.75*
------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of 0.95% of average net assets per class A share (Notes 2 and 6).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. The fund is sold on a limited basis with limited assets.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
February 28, 2005

Note 1
Significant accounting policies

Putnam Income Opportunities Fund (the "fund"), is a series of Putnam Funds Trust (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies.

The fund offers class A shares. Class A shares are sold with a maximum front-end sales charge of 5.25% and do not pay a contingent deferred sales charges.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. For the period ended February 28, 2005, no redemption fees were received.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2006 $12,767 of losses recognized during the period November 1, 2004 to February 28, 2005.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, realized and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended February 28, 2005, the fund reclassified $29,012 to decrease undistributed net investment income and $29,012 to increase accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation               $262,622
Unrealized depreciation                (39,824)
                                  ------------
Net unrealized appreciation            222,798
Undistributed short term gain           33,978
Undistributed long term gain             1,815
Post-October loss                      (12,767)
Cost for federal income
tax purposes                        $5,234,375

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Offering costs The offering costs of $3,800 are being fully amortized on a straight line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the average net assets 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion, and 0.32% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2006, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 0.75% of the fund's average net assets.

For the period ended February 28, 2005, Putnam Management waived its management fee from the fund and reimbursed certain other expenses totalling $49,418.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the period ended February 28, 2005, the fund paid PFTC $3,944 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 28, 2005, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the period ended February 28, 2005, the fund's expenses were reduced by $89 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.


Note 3
Purchases and sales of securities

During the period ended February 28, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $6,288,052 and $1,466,384, respectively. Purchases and sales of U.S. government securities aggregated $354,392 and $175,084, respectively.


Note 4
Capital shares

At February 28, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               For the period September 13, 2004
                                    (commencement of operations)
                                            to February 28, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             10,064          $104,928
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            6,970            73,210
----------------------------------------------------------------
                                        17,034           178,138

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                            17,034          $178,138
----------------------------------------------------------------


Note 5
Initial capitalization and
offering of shares

The trust was established as a Massachusetts business trust on January 22, 1996. During the period January 22, 1996 to September 13, 2004 the fund had no operations other than those related to organizational matters, including the initial capital contribution of $5,000,000, and the issuance of 500,000 shares to Putnam Investments, LLC on September 13, 2004. At February 28, 2005, Putnam, LLC owned 506,936 of class A shares of the fund (98% of class A shares outstanding), valued at $5,317,759.


Note 6
Investment in Putnam Prime Money
Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2005, management fees paid were reduced by $245 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $3,267 for the period ended February 28, 2005.


Note 7
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Manage ment will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $1,815 as long term capital gain, for its taxable year ended February 28, 2005.

The fund has designated 8.67% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended February 28, 2005, the fund hereby designates 8.09% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Global Asset Allocation group for the year ended February 28, 2005. The other Putnam mutual funds in this group are Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset
Allocation: Growth Portfolio, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Deutsche Bank Securities, Goldman Sachs, UBS Warburg, Citigroup Global Markets, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 58% of the total brokerage commissions paid for the year ended February 28, 2005.

Commissions paid to the next 10 firms together represented approximately 28% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Investment Technology Group, Jefferies & Co., JP Morgan Clearing, Lehman Brothers, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, and SG Cowen.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange
Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of February 28, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management. During 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581

Not FDIC Insured    May Lose Value    No Bank Guarantee          220225  4/05


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
February 28, 2005*  $ 27,264        $--   $2,840      $--
February 29, 2004   $--             $--   $--         $--

*: Fund commenced operations on September 13, 2004.

For the fiscal years ended February 28, 2005 and February 29, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $139,246 and $- respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.


Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
February 28, 2005   $--             $--   $--         $--
February 29, 2004   $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 27, 2005